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                       STATEMENT OF ADDITIONAL INFORMATION

     SCHWAB CORE EQUITY FUND TM                        SCHWAB SMALL-CAP EQUITY FUND TM

    SCHWAB HEDGED EQUITY FUND TM                       SCHWAB DIVIDEND EQUITY FUND TM

  SCHWAB FINANCIAL SERVICES FUND TM                    SCHWAB MARKETTRACK PORTFOLIOS(R)
     SCHWAB HEALTH CARE FUND TM                             ALL EQUITY PORTFOLIO
      SCHWAB TECHNOLOGY FUND TM                               GROWTH PORTFOLIO
                                                             BALANCED PORTFOLIO
                                                           CONSERVATIVE PORTFOLIO

       SCHWAB EQUITY INDEX FUNDS                    SCHWAB INSTITUTIONAL SELECT(R) FUNDS
       SCHWAB S&P 500 INDEX FUND                 SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
       SCHWAB 1000 INDEX(R) FUND          SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND
     SCHWAB SMALL-CAP INDEX FUND(R)       SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND
SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
   SCHWAB INTERNATIONAL INDEX FUND(R)

     SCHWAB PREMIER EQUITY FUND TM                          SCHWAB TARGET FUNDS
                                                          SCHWAB TARGET 2010 FUND
                                                          SCHWAB TARGET 2020 FUND
                                                          SCHWAB TARGET 2030 FUND
                                                          SCHWAB TARGET 2040 FUND
                                                       SCHWAB RETIREMENT INCOME FUND

                                FEBRUARY 28, 2005
                          AS AMENDED SEPTEMBER 16, 2005

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund's prospectus. This SAI relates to the Schwab Premier Equity Fund's prospectus dated February 12, 2005, the Schwab Target Funds prospectus dated May 22, 2005, and each of the other funds' prospectuses dated February 28, 2005 (each as amended from time to time). To obtain a free copy of any of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.

Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust (a trust) and the Schwab 1000 Index Fund is a series of Schwab Investments (a trust), (collectively referred to as the "trusts"). The funds are part of the Schwab complex of funds ("Schwab Funds").

As applicable, The funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI. A copy of a fund's 2004 annual report is delivered with the SAI.

For the Schwab Equity Index Funds, which each include a summary portfolio schedule in its shareholder report, each of the fund's 2004 annual full portfolio schedule from Form N-CSR is a separate document delivered with the SAI and is incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS...............     3
MANAGEMENT OF THE FUNDS................................................    43
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES......................    57
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................    63
INVESTMENT ADVISORY AND OTHER SERVICES.................................    64
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................    74
DESCRIPTION OF THE TRUST...............................................    81
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES........................................    82
TAXATION...............................................................    85

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

The SCHWAB FINANCIAL SERVICES FUND TM, SCHWAB HEALTH CARE FUND TM, and SCHWAB TECHNOLOGY FUND TM each seek long-term capital growth.

The SCHWAB S&P 500 INDEX FUND seeks to track the price and dividend performance (total return) of stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The SCHWAB 1000 INDEX(R) FUND seeks to match the total return of the Schwab 1000 Index(R), an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.

The SCHWAB SMALL-CAP INDEX FUND(R) seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The SCHWAB TOTAL STOCK MARKET INDEX FUND(R) seeks to track the total return of the entire U.S. stock market.

The SCHWAB INTERNATIONAL INDEX FUND(R) seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

The SCHWAB S&P 500 INDEX FUND, SCHWAB 1000 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND, SCHWAB TOTAL STOCK MARKET INDEX FUND, and SCHWAB INTERNATIONAL INDEX FUND are collectively referred to as the "EQUITY INDEX FUNDS."

The SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND, SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND, and SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND (collectively, the "SCHWAB INSTITUTIONAL SELECT FUNDS") each seek high total return.

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO TM seeks high capital growth over the long term.

The SCHWAB MARKETTRACK GROWTH PORTFOLIO TM seeks high capital growth with less volatility than an all stock portfolio.

The SCHWAB MARKETTRACK BALANCED PORTFOLIO TM seeks maximum total return, including both capital growth and income.

The SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM seeks income and more growth potential than an all bond fund.

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO, GROWTH PORTFOLIO, BALANCED PORTFOLIO, and CONSERVATIVE PORTFOLIO are referred to collectively as the "MARKETTRACK PORTFOLIOS(R)."

The SCHWAB CORE EQUITY FUND TM seeks long-term capital growth.

The SCHWAB SMALL-CAP EQUITY FUND TM seeks long-term capital growth.

The SCHWAB HEDGED EQUITY FUND TM seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.

The SCHWAB DIVIDEND EQUITY FUND TM seeks current income and capital appreciation.

The SCHWAB PREMIER EQUITY FUND TM seeks long-term capital growth.

The SCHWAB RETIREMENT INCOME FUND seeks to provide current income and, as a secondary investment objective, capital appreciation.

The SCHWAB RETIREMENT 2010, SCHWAB RETIREMENT 2020, SCHWAB RETIREMENT 2030 AND SCHWAB RETIREMENT 2040 FUNDS each seeks to provide capital appreciation and income consistent with its current asset allocation.

The SCHWAB RETIREMENT INCOME FUND, SCHWAB RETIREMENT 2010 FUND, SCHWAB RETIREMENT 2020 FUND, SCHWAB RETIREMENT 2030 FUND AND SCHWAB RETIREMENT 2040 FUND are referred to collectively as the "Schwab Target Funds."

The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee a fund will achieve its objective.

                              INVESTMENT STRATEGIES

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.

THE SCHWAB FINANCIAL SERVICES FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were revised to permit a greater level of affiliation between financial services companies.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

THE SCHWAB HEALTH CARE FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine, biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.

THE SCHWAB TECHNOLOGY FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the technology sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies that develop, produce, or distribute products or services in the electronic equipment, semiconductor, computer hardware and software, office equipment, Internet and defense and aerospace industries.

SCHWAB EQUITY INDEX FUNDS:

THE SCHWAB S&P 500 INDEX FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The S&P 500 is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Index Fund. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Index Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Index Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500(R)
Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE SCHWAB 1000 INDEX(R) FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

As of October 31, 2004, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $12 trillion. This represents approximately 87% of the total market value of all publicly traded U.S. companies, as represented by the Dow Jones Wilshire 5000 Composite Index.

THE SCHWAB SMALL-CAP INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

In pursuing its objective, the fund uses the Dow Jones Wilshire 5000 Composite Index to measure the total return of the U.S. stock market. The Dow Jones Wilshire 5000 Composite Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 5,012 stocks as of October 31, 2004. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

"Dow Jones," "Wilshire," "The Dow Jones Wilshire 5000 SM" and "The Dow Jones Wilshire 5000 Composite IndexSM" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co. Inc. The Schwab Total Stock Market Index Fund(R) based on The Dow Jones Wilshire 5000 Composite Index SM, is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.

THE SCHWAB INTERNATIONAL INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, 350 of the largest companies are selected based on the market value of the company's outstanding securities as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.

The Schwab 1000 Index(R), Small-Cap Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining these indices. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).

Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Index(R) Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.

A particular stock's weighting in the Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS:

THE SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Schwab Institutional Select S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The S&P 500 Index is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks within each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P 500/Barra Value Index. It is the Schwab Institutional Select Large-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The S&P 500/Barra Value Index is a widely recognized index comprised of 322 large-cap value common stocks selected by Barra, Inc. and Standard & Poor's, as of December 31, 2004. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the index. Barra, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P SmallCap 600/Barra Value Index. It is the Schwab Institutional Select Small-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The S&P SmallCap 600/Barra Value Index is a widely recognized index comprised of 359 small-cap value common stocks selected by Barra, Inc. and Standard & Poor's, as of December 31, 2004. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the index. Barra, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab Institutional Select S&P 500, Schwab Institutional Select Large-Cap Value Index, and Schwab Institutional Select Small-Cap Value Index Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, the S&P 500/Barra Value Index or the S&P SmallCap 600/Barra Value Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to the Schwab Institutional Select Funds. S&P has no obligation to take the needs of the Schwab Institutional Select Funds or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amounts of the funds' shares or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds' shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P 500/Barra Value Index or the S&P SmallCap 600/Barra Value Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, their shareholders or any other person or entity from the use of the S&P Indexes or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

SCHWAB CORE EQUITY FUND TM:

The Core Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SCHWAB SMALL-CAP EQUITY FUND TM:

The Small-Cap Equity Fund will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The fund typically invests in small-cap stocks that are included in the S&P SmallCap 600 Index or that have market capitalizations of $100 million to $1.5 billion at the time the stock is purchased.

SCHWAB HEDGED EQUITY FUND TM:

The Hedged Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities, primarily common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SCHWAB DIVIDEND EQUITY FUND TM:

The Dividend Equity Fund will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the manager anticipates will pay, a dividend.

SCHWAB PREMIER EQUITY FUND TM:

The Premier Equity Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SCHWAB MARKETTRACK PORTFOLIOS(R)AND SCHWAB TARGET FUNDS:

Each MARKETTRACK PORTFOLIO seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), which are managed using indexing strategies. The MarketTrack Portfolios may invest in various types of underlying funds, which are summarized below. Not all underlying funds discussed below are eligible investments for each MarketTrack Portfolio. Each MarketTrack Portfolio also may invest in securities other than shares of Schwab Funds, such as stocks, bonds and money market securities, and engage in certain investment techniques.

Each of the SCHWAB TARGET FUNDS seeks to achieve its investment objective by investing in a combination of underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities, in accordance with their own investment objectives and policies. The target asset allocation for the Schwab Retirement Income Fund is expected to remain fixed over time. For each target fund, the target asset allocation will be adjusted annually based on the adviser's asset allocation strategy. In general, each target fund's allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target fund's allocation will be approximately 60% equities, 35% bonds, 4% ultra-short fixed income securities and 1% money market funds. Each Schwab Target Fund will continue to reduce its allocation to equity securities for 20 years beyond the fund's stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity, fixed income securities, cash equivalents, including money market securities, and futures. These investments and the risks normally associated with these investments are discussed below.

MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each MarketTrack portfolio will normally invest at least 50% of their assets in other Schwab Funds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The Schwab Funds(R) stock funds that the MarketTrack portfolios may currently invest in are the Schwab Institutional Select S&P 500 Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index
Fund(R), and Schwab International Index Fund(R). The underlying stock funds that the Schwab Target Funds may currently invest in are the Schwab Core Equity Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus MarketMasters International Fund and Laudus Rosenberg International Small Capitalization Fund. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SMALL-CAP STOCK FUNDS typically seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The Schwab Funds(R) small-cap stock fund that the MarketTrack portfolios may currently invest in is the Schwab Small-Cap Index Fund(R). The underlying small-cap stock funds that the Schwab Target Funds may currently invest in are Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund and the Schwab Small-Cap Equity Fund. For a more detailed discussion of the risks of small-cap stocks, please refer to "Small-Cap Stocks" later in the document.

INTERNATIONAL STOCK FUNDS typically seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The Schwab Funds international stock fund that the MarketTrack portfolios may currently invest in is the Schwab International Index Fund(R). The underlying international stock funds that the Schwab Target Funds may currently invest in are the Laudus Rosenberg International Small Capitalization Fund and Laudus MarketMasters International Fund. For a more detailed discussion of the risks of international stock, please refer to "Foreign Securities" later in the document.

BOND FUNDS typically seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The Schwab Funds(R) bond fund that the MarketTrack portfolios may currently invest in is the Schwab Total Bond Market Fund TM. The underlying bond funds that the Schwab Target Funds may currently invest in are Schwab Total Bond

Market Fund and Schwab YieldPlus Fund(R). For a more detailed discussion of the risks of bonds, please refer to "Debt Securities" later in the document.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The Schwab Funds money market fund that the MarketTrack portfolios may currently invest in is the Schwab Value Advantage Money Fund(R). The underlying money market fund that the Schwab Target Funds may currently invest in is the Schwab Value Advantage Money Fund(R). For a more detailed discussion of the risks of money market securities, please refer to "Money Market Securities" later in the document.

                       INVESTMENTS, RISKS AND LIMITATIONS

The different types of investments that the funds (or, in the case of the MarketTrack Portfolios and Schwab Target Funds, an underlying fund) typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. However, all of a MarketTrack Portfolio's and Target Fund's underlying funds various types of investments and investment techniques are not currently known. Each MarketTrack Portfolio and Target Fund also may invest in securities other than shares of underlying funds, such as stocks, bonds and money market securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to "a fund" or "the funds" include each portfolio of the MarketTrack Portfolios and each Target Fund, unless otherwise noted.

Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. In addition, the Hedged Equity Fund may borrow for investment purposes. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. In addition, the Hedged Equity Fund may establish lines with certain banks by which it may borrow funds for investment purposes, such as the purchase of securities. Each fund will pay fees to the banks for using its lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Schwab Financial Services Fund TM, Schwab Health Care Fund TM and Schwab Technology Fund TM will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector. Each of the Equity Index and Institutional Select(R) Funds will not concentrate its investments, unless its index is so concentrated. Each of the MarketTrack Portfolios and Schwab Target Funds will not concentrate its investments in a particular industry or group of industries unless its underlying fund investments are so concentrated. The Core Equity and Hedged Equity Funds will not concentrate investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated. The Dividend Equity Fund and Premier Equity Fund will not concentrate investments in a particular industry or group of industries. The Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the S&P SmallCap 600 Index is so concentrated.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each of the Schwab Financial Services Fund TM, Schwab Health Care Fund TM, and the Schwab Technology Fund TM are non-diversified mutual funds, which means that a relatively high percentage of assets of the funds may be invested in the obligations of a limited number of issuers. The value of shares of these funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each of the Schwab Financial Services Fund, Schwab Health Care Fund, and Schwab Technology Fund intends to diversify its investments to the extent required to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Equity Index Funds, Institutional Select(R) Funds, MarketTrack Portfolios, Schwab Target Funds, Core Equity Fund, Hedged Equity Fund, Dividend Equity Fund, Premier Equity Fund and Small-Cap Equity Fund are diversified mutual funds.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate and have lower ratings from ratings organizations than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

EXCHANGE TRADED FUNDS ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

The underlying funds in which the MarketTrack Portfolios and Schwab Target Funds may invest also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase). Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of its corresponding MarketTrack Portfolio or Schwab Target Fund, as applicable.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. With respect to the Schwab Total Stock Market Index Fund(R) and Schwab Small-Cap Index Fund(R), because there is not currently available any futures contract tied directly to either the total return of the U.S. stock market or these funds' indices, there is no guarantee that this strategy will be successful. A fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into a futures contract for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws. Underlying funds in which the MarketTrack Portfolios and Schwab Target Funds invest may have the same or different arrangements.

While a fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery of, and incur extra transaction costs buying or selling the underlying securities. A fund seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the securities represented in, and therefore, performance of an index. Each Equity Index Fund and Institutional Select(R) Fund (the "index funds") normally will invest primarily in the securities of its index. Moreover, each of these index funds invest so that its portfolio performs similarly to that of its index. Each of these index funds tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of
1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for an index fund. Certain of the Equity Index Funds serve as underlying funds for the MarketTrack Portfolios.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

A fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The MarketTrack Portfolios and Schwab Target Funds may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a fund's shares.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by a fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short -- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund would sell a security in exchange for cash and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The funds intend to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each Equity Index Fund and Institutional Select(R) Fund may, in certain circumstances, substitute a similar stock for a security in its index.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying a fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE INVESTMENTS. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Schwab Core Equity
Fund TM, Schwab Dividend Equity Fund TM, Schwab Hedged Equity Fund TM,
Schwab Small-Cap Equity Fund TM, Schwab Premier Equity Fund TM and the
Schwab Financial Services Fund TM, Schwab Health Care Fund TM, Schwab
Technology Fund TM and each of the Schwab Target Funds may invest up to 100% of their assets in cash, money market instruments, repurchase agreements and other short-term obligations.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

SCHWAB FINANCIAL SERVICES FUND TM, SCHWAB HEALTH CARE FUND TM AND SCHWAB TECHNOLOGY FUND TM:

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

(1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Financial Fund will concentrate its investments in securities of companies in the financial services sector. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector. The Schwab Technology Fund will concentrate its investments in securities of companies in the technology sector.

(2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

Each fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

(6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


SCHWAB EQUITY INDEX FUNDS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES.

EACH OF THE SCHWAB S&P 500 INDEX FUND, SCHWAB 1000 INDEX(R) FUND, SCHWAB SMALL-CAP INDEX FUND(R), AND SCHWAB INTERNATIONAL INDEX FUND(R) MAY NOT:

(1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

IN ADDITION, EACH OF THE SCHWAB S&P 500 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND(R) AND SCHWAB INTERNATIONAL INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

IN ADDITION, THE SCHWAB 1000 INDEX(R) FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7)   Invest more than 15% of its net assets in illiquid securities.


IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:

EACH OF THE SCHWAB INSTITUTIONAL SELECT S&P 500 FUND, SCHWAB INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND AND SCHWAB INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities,
      (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SCHWAB MARKETTRACK PORTFOLIOS(R)

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES.

THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

(3)   (i) Purchase or sell commodities, commodities contracts or real estate,
      (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities, or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6)   Invest more than 15% of its net assets in illiquid securities.

(7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB CORE EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB SMALL-CAP EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P SmallCap 600(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB HEDGED EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.

SCHWAB DIVIDEND EQUITY FUND TM AND SCHWAB PREMIER EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

EACH FUND MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB TARGET FUNDS:

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

Each fund may not:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

Each fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities.

(2) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(4) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

(5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.

This information is provided as of May 2, 2005. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of May 2, 2005, included 53 funds.

On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of May 2, 2005, the fund complex consisted of 63 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 63 funds in the fund complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                          POSITION(S)         TERM OF OFFICE      PRINCIPAL OCCUPATIONS
                             WITH              AND LENGTH OF         DURING THE PAST              OTHER
NAME AND DATE OF BIRTH     THE TRUST           TIME SERVED 1           FIVE YEARS             DIRECTORSHIPS
----------------------    -----------        -----------------  -------------------------     -------------
                                        INDEPENDENT TRUSTEES

DONALD F. DORWARD         Trustee            Trustee of         Chief Executive Officer,
September 23, 1931                           Schwab Capital     Dorward & Associates
                                             Trust since 1993   (corporate management,
                                             and Schwab         marketing and
                                             Investments since  communications consulting
                                             1991.              firm). From 1996 to
                                                                1999, Executive Vice
                                                                President and Managing
                                                                Director,

----------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                           Grey Advertising. Prior to
                                                           1996, President and Chief
                                                           Executive Officer, Allen
                                                           & Dorward Advertising.

ROBERT G. HOLMES     Trustee            Trustee of Schwab  Chairman, Chief Executive
May 15, 1931                            Capital Trust      Officer and Director,
                                        since 1993 and     Semloh Financial, Inc.
                                        Schwab             (international financial
                                        Investments since  services and investment
                                        1991.              advisory firm).

DONALD R. STEPHENS   Trustee            Trustee of Schwab  Managing Partner, D.R.
June 28, 1938                           Capital Trust      Stephens & Company
                                        since 1993 and     (investments). Prior to
                                        Schwab             1996, Chairman and Chief
                                        Investments since  Executive Officer of
                                        1991.              North American Trust
                                                           (real estate investment
                                                           trust).

MICHAEL W. WILSEY    Trustee            Trustee of Schwab  Chairman and Chief
August 18, 1943                         Capital Trust      Executive Officer, Wilsey
                                        since 1993 and     Bennett, Inc. (real
                                        Schwab             estate investment and
                                        Investments since  management, and other
                                        1991.              investments).


MARIANN BYERWALTER   Trustee            Trustee of Schwab  Chairman of JDN Corporate     Ms. Byerwalter is on the
August 13, 1960                         Capital Trust and  Advisory LLC. From 1996       Board of Stanford University,
                                        Schwab             to 2001, Ms. Byerwalter       America First Companies,
                                        Investments since  was the Vice President        Omaha, NE (venture
                                        2000.              for Business Affairs and      capital/fund management),
                                                           Chief Financial Officer       Redwood Trust, Inc. (mortgage
                                                           of Stanford University        finance), Stanford Hospitals
                                                           and, in 2001, Special         and Clinics, SRI International
                                                           Advisor to the President      (research), PMI Group, Inc.
                                                           of Stanford University.       (mortgage insurance), Lucile
                                                                                         Packard Children's Hospital.
                                                                                         She is also a Trustee of
                                                                                         Laudus Trust and Laudus Variable

                                                                                         Insurance Trust (registered
                                                                                         investment companies).  In
                                                                                         2005 she joined the board of
                                                                                         Pacific Life Insurance
                                                                                         Company.

WILLIAM A. HASLER    Trustee            Trustee of Schwab  Mr. Hasler is Dean            Mr. Hasler is on the Board of
November 22, 1941                       Capital Trust and  Emeritus of the Haas          Aphton Corporation
                                        Schwab             Schools of Business at        (bio-pharmaceuticals),
                                        Investments since  the University of             Mission West Properties
                                        2000.              California, Berkeley          (commercial real estate),
                                                           (higher education).           Stratex Networks (a network
                                                           Prior to August 1998, Mr.     equipment corporation), TOUSA
                                                           Hasler was Dean of this       (home building), and
                                                           institution.                  Solectron Corporation
                                                                                         (manufacturing) where he is
                                                                                         also Non-Executive Chairman.
                                                                                         He is also a Trustee of
                                                                                         Laudus Trust and Laudus
                                                                                         Variable Insurance Trust
                                                                                         (registered investment
                                                                                         companies).  Mr. Hasler is
                                                                                         also a Public Governor and
                                                                                         member of the Executive
                                                                                         Committee for Pacific Stock &
                                                                                         Options Exchange.

GERALD B. SMITH      Trustee            Trustee of Schwab  Since 1990, Chairman and      Mr. Smith is on the Board of
September 28, 1950                      Capital Trust and  Chief Executive Officer       Cooper Industries (electrical
                                        Schwab             and founder of Smith          products, tools and
                                        Investments since  Graham & Co. (investment      hardware), and is Chairman of
                                        2000.              advisors).                    the audit committee of
                                                                                         Northern Border Partners,
                                                                                         L.P. (energy).

                                   INTERESTED TRUSTEES

CHARLES R. SCHWAB 2  Chairman and       Chairman and       Chairman, Chief Executive     Director, Siebel Systems (a
July 29, 1937        Trustee            Trustee of         Officer and Director, The     software company) and Xign,
                                        Schwab Capital     Charles Schwab                Inc. (a developer of
                                        Trust since 1993   Corporation, Charles          electronic payment systems);
                                        and Schwab         Schwab & Co., Inc.;           Trustee, Stanford University,
                                                           Chairman and                  since 1993;

-----------------
2 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles
  Schwab Corporation. Mr. Schwab is an Interested Trustees because he is an employee of Schwab and/or the adviser.


                                        Investments since  Director,                     Director,
                                        1991.              Charles Schwab Investment     TrustMark, Inc.; Director,
                                                           Management, Inc.;             The Gap, Inc. (clothing
                                                           Chairman, Charles Schwab      retailer), until May 2004;
                                                           Holdings (UK); Chief          Director, The Charles Schwab
                                                           Executive Officer and         Trust Company, until July
                                                           Director, Schwab              2001; Director, Audiobase,
                                                           Holdings, Inc.; Chairman      Inc. (full-service audio
                                                           and Chief Executive           solutions for the Internet),
                                                           Officer, Schwab (SIS)         until March 2002; Director,
                                                           Holdings, Inc. I, Schwab      Vodaphone AirTouch PLC (a
                                                           International Holdings,       telecommunications company)
                                                           Inc.; Director, U.S.          until May 2002.
                                                           Trust Corporation, United
                                                           States Trust Company of
                                                           New York; Co-Chief
                                                           Executive Officer until
                                                           May 2003, The Charles
                                                           Schwab Corporation.

                                         OFFICERS

EVELYN DILSAVER      President and      Officer of Schwab  Executive Vice President
May 4, 1955          Chief Executive    Capital Trust      and President, Charles
                     Officer            since 2004 and     Schwab Investment
                                        Schwab             Management, Inc.  From June
                                        Investments since  2003 to July 2004, Ms.
                                        2004.              Dilsaver was Senior Vice
                                                           President of the
                                                           Asset Management
                                                           Products and
                                                           Services
                                                           Enterprise, with
                                                           responsibility
                                                           for product
                                                           development and
                                                           distribution.
                                                           Prior to this,
                                                           Ms. Dilsaver was
                                                           Executive Vice
                                                           President of
                                                           U.S. Trust, a
                                                           subsidiary of
                                                           The Charles
                                                           Schwab
                                                           Corporation, as
                                                           their chief
                                                           financial
                                                           officer and
                                                           chief
                                                           administrative
                                                           officer.

STEPHEN B. WARD      Senior Vice        Officer of Schwab  Director, Senior Vice
April 5, 1955        President and      Capital Trust      President and Chief
                     Chief Investment   since 1991 and     Investment Officer, Charles
                     Officer.           Schwab             Schwab Investment
                                                           Management,

                                        Investments since  Inc.; Chief
                                        1991.              Investment Officer, The
                                                           Charles Schwab Trust
                                                           Company.

GEORGE PEREIRA       Treasurer and      Officer of Schwab  Senior Vice President and
June 9, 1964         Principal          Capital Trust      Chief Financial Officer
                     Financial Officer  since 2004 and     Charles Schwab Investment
                                        Schwab             Management, Inc. From
                                        Investments since  December 1999 to November
                                        2004.              2004, Mr. Pereira was Sr.
                                                           Vice President, Financial
                                                           Reporting, Charles Schwab &
                                                           Co., Inc. From September
                                                           1999 to December 1999, Mr.
                                                           Pereira was Chief Financial
                                                           Officer, Commerzbank
                                                           Capital Markets. Prior to
                                                           September 1999, Mr. Pereira
                                                           was Managing Director at
                                                           the New York Stock Exchange.

KOJI E. FELTON       Secretary          Officer of Schwab  Senior Vice President,
March 13, 1961                          Capital Trust      Chief Counsel and Assistant
                                        since 1998 and     Corporate Secretary,
                                        Schwab             Charles Schwab Investment
                                        Investments since  Management, Inc. Prior to
                                        1998.              June 1998, Mr. Felton was a
                                                           Branch Chief in Enforcement
                                                           at the U.S. Securities and
                                                           Exchange Commission in San
                                                           Francisco.

RANDALL FILLMORE     Chief Compliance   Officer of Schwab  Senior Vice President,
November 11, 1960    Officer            Capital Trust      Institutional Compliance
                                        since 2002 and     and Chief Compliance
                                        Schwab             Officer, Charles Schwab
                                        Investments since  Investment Management,
                                        2002.              Inc. From 2002 to 2003,
                                                           Mr. Fillmore was Vice
                                                           President, Charles Schwab &
                                                           Co. and Charles Schwab
                                                           Investment Management,
                                                           Inc. From 2000 to 2002,
                                                           Mr. Fillmore was Vice
                                                           President of Internal
                                                           Audit, Charles Schwab &
                                                           Co. Prior to 2000, Mr.
                                                           Fillmore was with
                                                           PricewaterhouseCoopers.

KIMON P. DAIFOTIS    Senior Vice        Officer of Schwab  Senior Vice President and
July 10, 1959        President and      Capital Trust      Chief Investment Officer -
                     Chief Investment   since 2004 and     Fixed Income, Charles
                     Officer.           Schwab             Schwab Investment
                                        Investments since  Management, Inc. Prior to
                                        2004.              2004, Mr. Daifotis was Vice
                                                           President and Sr. Portfolio
                                                           Manager, Charles Schwab
                                                           Investment Management, Inc.

JEFFREY M. MORTIMER  Senior Vice        Officer of Schwab  Senior Vice President and
September 29, 1963   President and      Capital Trust      Chief Investment Officer --
                     Chief Investment   since 2004 and     Equities, Charles Schwab
                     Officer.           Schwab             Investment Management,
                                        Investments since  Inc. Prior to 2004, Mr.
                                        2004.              Mortimer was Vice President
                                                           and Sr. Portfolio Manager,
                                                           Charles Schwab Investment
                                                           Management, Inc.

The continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement between the Trusts and CSIM (the "Agreement") with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the August 31, 2004 meeting, the trustees, including a majority of Independent Trustees, approved the Agreement and approved the selection of CSIM as investment adviser to the funds based on consideration and evaluation of a variety of specific factors presented at that meeting and prior meetings such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition. Finally the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and CSIM is in a unique position to better advance the interests of these investors within the larger Schwab organization.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to a fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, the Trustees also considered CSIM's agreement to new contractual investment advisory fee schedules on the Schwab S&P 500 Index Fund and Schwab 1000 Index(R) Fund, which included lower fees at new graduated asset levels. The trustees also considered information about average expense ratios of comparable mutual funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.

In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

At the May 4, 2005 meeting, the trustees including all of the Independent Trustees, unanimously approved amending the Agreement to include each of the Schwab Target Funds. This approval was based on consideration and evaluation of a variety of specific factors discussed at that meeting and/or at prior meetings, including: (1) the nature, extent and quality of the services to be provided to the Target Funds under the Agreement, including the resources of CSIM and its affiliates to be dedicated to the Target Funds; (2) CSIM's investment performance with respect to other funds and how it compared to that of other comparable mutual funds; (3) the Target Funds' anticipated expenses and how those expenses compared to those of other comparable mutual funds; (4) the profitability of CSIM and its affiliates, including Schwab, with respect to other funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and (5) the extent to which economies of scale might be realized as the Target Funds grow and whether fee levels relating to the Target Funds in the Agreement reflect those economies of scale for the benefit of Target Funds investors.

In the course of their deliberations, the trustees did not identify any particular information or factor that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreement to reflect the addition of the Target Funds and concluded that the compensation with respect to the Target Funds under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

Each trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trusts; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

Each trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending October 31, 2004. This information is for the fund complex, which included 61 funds as of October 31, 2004.

------------------------------------------------------------------------------------------
 Name of Trustee                      ($)                  Pension or          ($)
                            Aggregate Compensation         Retirement         Total
                                     From:                  Benefits     Compensation from
                                                           Accrued as       Fund Complex
                                                          Part of Fund
                                                            Expenses
                        Schwab Capital       Schwab
                            Trust          Investments
------------------------------------------------------------------------------------------
Charles R. Schwab                    0               0             N/A                   0
Mariann Byerwalter             $30,600         $19,000             N/A            $203,324
Donald F. Dorward              $30,600         $19,000             N/A            $161,100
William A. Hasler              $30,600         $19,000             N/A            $203,324
Robert G. Holmes               $30,600         $19,000             N/A            $161,100
Gerald B. Smith                $30,600         $19,000             N/A            $161,100
Donald R. Stephens             $30,600         $19,000             N/A            $161,100
Michael W. Wilsey              $29,500         $18,300             N/A            $155,010

 Name of Trustee                               ($)                            Estimated Pension          ($)
                                Estimated Aggregate Compensation                or Retirement       Estimated Total
                                              From 3:                          Benefits Accrued    Compensation from
                                                                               as Part of Fund       Fund Complex 4
                                                                                  Expenses
                        2010      2020      2030      2040     RETIREMENT
                        FUND      FUND      FUND      FUND        FUND
Charles R. Schwab           0         0         0         0             0                     0                    0
Mariann Byerwalter     $1,061    $1,061    $1,061    $1,061        $1,061                     0             $221,025
Donald F. Dorward      $1,061    $1,061    $1,061    $1,061        $1,061                     0             $166,025
William A. Hasler      $1,125    $1,125    $1,125    $1,125        $1,125                     0             $231,025
Robert G. Holmes       $1,061    $1,061    $1,061    $1,061        $1,061                     0             $166,025
Gerald B. Smith        $1,061    $1,061    $1,061    $1,061        $1,061                     0             $166,025
Donald R. Stephens     $1,061    $1,061    $1,061    $1,061        $1,061                     0             $166,025

Michael W. Wilsey      $1,061    $1,061    $1,061    $1,061        $1,061                     0             $166,025

3.    Estimated compensation for the fiscal year ending October 31, 2005.

4. Unless otherwise stated, information is estimated for the fund complex for the fiscal year ending October 31, 2005.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following tables provide each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.

-----------------------------------------------------------------------------------------------------------------
 Name of Trustee                           Dollar Range of Trustee                      Aggregate Dollar Range of
                                               Ownership of the:                         Trustee Ownership in the
                                                                                           Family of Investment
                                                                                                Companies

                                                      Schwab            Schwab
                                Schwab Financial    Health Care       Technology
                                Services Fund TM      Fund TM          Fund TM
-----------------------------------------------------------------------------------------------------------------
Charles R. Schwab                           None           None             None                    Over $100,000
Mariann Byerwalter                          None           None             None                    Over $100,000
Donald F. Dorward                           None           None             None                    Over $100,000
William A. Hasler                           None           None             None                    Over $100,000
Robert G. Holmes                            None           None             None                    Over $100,000
Gerald B. Smith                             None           None             None                    Over $100,000
Donald R. Stephens                          None           None             None                    Over $100,000
Michael W. Wilsey                           None           None             None                    Over $100,000

-------------------------------------------------------------------------------------------------------------------
 Name of Trustee                                Dollar Range of Trustee                      Aggregate Dollar Range
                                                  Ownership of the:                         of Trustee Ownership in
                                                                                                 the Family of
                                                                                              Investment Companies


                              Schwab Hedged        Schwab Core Equity   Schwab S&P 500
                             Equity Fund TM             Fund TM           Index Fund
-------------------------------------------------------------------------------------------------------------------
Charles R. Schwab           $10,001-$50,000             Over $100,000    Over $100,000                Over $100,000
Mariann Byerwalter                     None                      None             None                Over $100,000
Donald F. Dorward                      None                      None             None                Over $100,000
William A. Hasler                      None                      None             None                Over $100,000
Robert G. Holmes                       None                      None             None                Over $100,000
Gerald B. Smith                        None           $10,001-$50,000             None                Over $100,000

---------------------------------------------------------------------------------------------------------------------
Name of Trustee                                 Dollar Range of Trustee                      Aggregate Dollar Range
                                                  Ownership of the:                          of Trustee Ownership in
                                                                                                 the Family of
                                                                                              Investment Companies
                             Schwab Hedged           Schwab Core        Schwab S&P 500
                             Equity Fund TM         Equity Fund TM        Index Fund
---------------------------------------------------------------------------------------------------------------------
Donald R. Stephens                     None                   None                None                  Over $100,000
Michael W. Wilsey                      None        $10,001-$50,000       Over $100,000                  Over $100,000

---------------------------------------------------------------------------------------------------------------------
Name of Trustee                               Dollar Range of Trustee                        Aggregate Dollar Range
                                                 Ownership of the:                           of Trustee Ownership in
                                                                                                 the Family of
                                                                                              Investment Companies
                                                                        Schwab Total
                              Schwab 1000         Schwab Small-Cap      Stock Market
                             Index(R) Fund         Index Fund(R)       Index Fund(R)
---------------------------------------------------------------------------------------------------------------------
Charles R. Schwab              Over $100,000         Over $100,000      Over $100,000                   Over $100,000
Mariann Byerwalter           $10,001-$50,000                  None               None                   Over $100,000
Donald F. Dorward           $50,001-$100,000                  None               None                   Over $100,000
William A. Hasler              Over $100,000                  None               None                   Over $100,000
Robert G. Holmes            $50,001-$100,000                  None               None                   Over $100,000
Gerald B. Smith                         None                  None               None                   Over $100,000
Donald R. Stephens                      None                  None               None                   Over $100,000
Michael W. Wilsey                       None                  None               None                   Over $100,000

---------------------------------------------------------------------------------------------------------------------
Name of Trustee                              Dollar Range of Trustee                              Aggregate Dollar
                                                Ownership of the:                                 Range of Trustee
                                                                                                  Ownership in the
                                                                                                Family of Investment
                                                                                                     Companies
                                  Schwab
                              International      Schwab Dividend     Schwab Small-Cap
                              Index Fund(R)      Equity Fund TM      Equity Fund TM
---------------------------------------------------------------------------------------------------------------------
Charles R. Schwab             Over $100,000        Over $100,000        Over $100,000                   Over $100,000
Mariann Byerwalter                     None                 None                 None                   Over $100,000
Donald F. Dorward                      None                 None                 None                   Over $100,000
William A. Hasler                      None                 None                 None                   Over $100,000
Robert G. Holmes                       None                 None                 None                   Over $100,000

---------------------------------------------------------------------------------------------------------------
Name of Trustee                              Dollar Range of Trustee                         Aggregate Dollar
                                                Ownership of the:                            Range of Trustee
                                                                                             Ownership in the
                                                                                           Family of Investment
                                                                                                 Companies

                                  Schwab
                              International      Schwab Dividend     Schwab Small-Cap
                              Index Fund(R)      Equity Fund TM      Equity Fund TM
---------------------------------------------------------------------------------------------------------------
Gerald B. Smith                        None                 None                 None             Over $100,000
Donald R. Stephens                     None                 None                 None             Over $100,000
Michael W. Wilsey                      None                 None                 None             Over $100,000

---------------------------------------------------------------------------------------------------------------
Name of Trustee                           Dollar Range of Trustee                       Aggregate Dollar Range
                                              Ownership of the:                         of Trustee Ownership in
                                                                                             the Family of
                                                                                          Investment Companies

                                Schwab
                             Institutional          Schwab              Schwab
                               Select(R)        Institutional       Institutional
                            Large-Cap Value    Select Small-Cap     Select S&P 500
                              Index Fund       Value Index Fund          Fund
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab                      None                None               None                Over $100,000
Mariann Byerwalter                     None                None               None                Over $100,000
Donald F. Dorward                      None                None               None                Over $100,000
William A. Hasler                      None                None               None                Over $100,000
Robert G. Holmes                       None                None               None                Over $100,000
Gerald B. Smith                        None                None               None                Over $100,000
Donald R. Stephens                     None                None               None                Over $100,000
Michael W. Wilsey                      None                None               None                Over $100,000

---------------------------------------------------------------------------------------------------------------
Name of Trustee                           Dollar Range of Trustee                            Aggregate Dollar
                                             Ownership of the:                               Range of Trustee
                                                                                             Ownership in the
                                                                                           Family of Investment
                                                                                                Companies

                            MarketTrack All      MarketTrack          MarketTrack
                                Equity              Growth             Balanced
                            Portfolio TM         Portfolio TM        Portfolio TM
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab             Over $100,000     Over $100,000                None                 Over $100,000

 Name of Trustee                          Dollar Range of Trustee                         Aggregate Dollar
                                             Ownership of the:                            Range of Trustee
                                                                                          Ownership in the
                                                                                        Family of Investment
                                                                                             Companies
                                Schwab               Schwab             Schwab
                            MarketTrack All       MarketTrack         MarketTrack
                                Equity               Growth            Balanced
                             Portfolio TM         Portfolio TM       Portfolio TM
------------------------------------------------------------------------------------------------------------
Mariann Byerwalter                     None                None              None              Over $100,000
Donald F. Dorward                      None     $10,001-$50,000              None              Over $100,000
William A. Hasler                      None                None              None              Over $100,000
Robert G. Holmes                       None                None              None              Over $100,000
Gerald B. Smith                        None                None              None              Over $100,000
Donald R. Stephens                     None                None              None              Over $100,000
Michael W. Wilsey                      None                None              None              Over $100,000

 Name of Trustee                        Dollar Range of Trustee               Aggregate Dollar Range of
                                          Ownership of the:                Trustee Ownership in the Family
                                                                               of Investment Companies
                                   Schwab MarketTrack Conservative
                                            Portfolio TM
----------------------------------------------------------------------------------------------------------
Charles R. Schwab                                  $10,001-$50,000                           Over $100,000
Mariann Byerwalter                                            None                           Over $100,000
Donald F. Dorward                                             None                           Over $100,000
William A. Hasler                                             None                           Over $100,000
Robert G. Holmes                                              None                           Over $100,000
Gerald B. Smith                                               None                           Over $100,000
Donald R. Stephens                                            None                           Over $100,000
Michael W. Wilsey                                             None                           Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-     Tenure of the audit firm

- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

-     Length of the rotation period advocated in the proposal

-     Significant audit-related issues

-     Number of audit committee meetings held each year

-     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent

- Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

- Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

- Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

- Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

- The plan expressly permits repricing of underwater options without shareholder approval; or

- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

- The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

- Stock ownership guidelines (a minimum of three times the annual cash retainer)

- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

-     Balanced mix between cash and equity

-     Non-employee directors should not receive retirement benefits/perquisites

-     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation

-     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

-     Broad-based participation

- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

- No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

-     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

- CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

The Trusts are required to disclose annually the funds' complete proxy voting record on Form N-PX. The funds' proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. The funds' Form N-PX is also available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 16, 2005, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds.

As of May 2, 2005 the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:

SCHWAB SMALL-CAP INDEX FUND(R) -- SELECT SHARES(R)

Schwab MarketTrack Growth Portfolio       101 Montgomery Street,           0.22%
                                          San Francisco, CA 94104

San Francisco Museum of Modern Art,       151 Third Street,                0.05%
Endowment Fund                            San Francisco, CA 94103

SCHWAB INTERNATIONAL INDEX FUND - SELECT SHARES(R)

Schwab MarketTrack All Equity Portfolio   101 Montgomery Street,           0.21%
                                          San Francisco, CA 94104

Schwab MarketTrack Conservative Portfolio 101 Montgomery Street,           0.05%
                                          San Francisco, CA 94104

Schwab MarketTrack Balanced Portfolio     101 Montgomery Street,           0.12%
                                          San Francisco, CA 94104

SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

Harvey L. Williams, David A. Williams     9710 Farrar Court               0.06%
and Malcolm E. Ritsch Jr.                 Richmond, VA 23236

SCHWAB MARKETTRACK GROWTH PORTFOLIO

The SFCG Growth Index                     101 Montgomery Street,           0.22%
                                          San Francisco, CA 94104


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chief Executive Officer, Chairman, and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

SCHWAB FINANCIAL SERVICES FUND TM, SCHWAB HEALTH CARE FUND TM AND SCHWAB TECHNOLOGY FUND TM

For its advisory and administrative services to the Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Funds, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of each fund's average daily net assets not in excess of $500 million, 0.515% of such net assets greater than $500 million and not in excess of $1 billion and 0.49% of such net assets over $1 billion.

Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, accrued daily and payable monthly, of 0.54% of each fund's average daily net assets.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Financial Services Fund paid net investment advisory fees of $68,000, $20,000 and $28,000, respectively (gross fees were reduced by $39,000, $70,000 and $85,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Health Care Fund paid net investment advisory fees of $215,000, $54,000 and $69,000, respectively (gross fees were reduced by $9,000, $65,000 and $82,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Technology Fund paid net investment advisory fees of $278,000, $103,000 and $104,000, respectively (gross fees were reduced by $1,000, $62,000 and $97,000, respectively).

Schwab and the investment adviser have agreed to limit each of Schwab Financial Services Fund's, Schwab Health Care Fund's and Schwab Technology Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 1.10% through February 27, 2006.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

For its advisory and administrative services to the Schwab Institutional Select S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.18%, 0.20% and 0.25%, respectively, of each fund's average daily net assets not in excess of $1 billion, and 0.15%, 0.18% and 0.23% respectively of such net assets over $1 billion.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select(R) S&P 500 Fund paid net investment advisory fees of $0, $0, and $12,000, respectively (gross fees were reduced by $554,000, $412,000 and $446,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select(R) Large-Cap Value Index Fund paid net investment advisory fees of $17,000, $20,000 and $12,000, respectively (gross fees were reduced by $171,000, $120,000 and $203,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select(R) Small-Cap Value Index Fund paid net investment advisory fees of $5,000, $0 and $6,000, respectively (gross fees were reduced by $92,000, $90,000 and $121,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab Institutional Select(R) S&P 500 Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.10% through February 27, 2006.

Schwab and the investment adviser have agreed to limit the Schwab Institutional Select(R) Large Cap-Value Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.25% through February 27, 2006.

Schwab and the investment adviser have agreed to limit the Schwab Institutional Select(R) Small-Cap Value Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.32% through February 27, 2006.

SCHWAB EQUITY INDEX FUNDS

For its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.15% of the fund's average daily net assets not in excess of $500 million, 0.09% of such net assets greater than $500 million and not in excess of $5 billion, 0.08% of such net assets greater than $5 billion and not in excess of $10 billion and 0.07% of such net assets over $10 billion.

Prior to February 28, 2005, for its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.20% of the fund's average daily net assets not in excess of $500 million, and 0.17% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab S&P 500 Index Fund paid net investment advisory fees of $12,243,000, $9,450,000 and $10,171,000, respectively (gross fees were reduced by $1,591,000, $1,672,000 and $1,992,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab S&P 500 Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, e.Shares and Select Shares to 0.37%, 0.28% and 0.19%, respectively, through February 27, 2006.

For its advisory and administrative services to the Schwab 1000 Index(R) Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, 0.22% of such net assets greater than $500 million and not in excess of $5 billion, 0.20% of such net assets greater than $5 billion and not in excess of $10 billion and 0.18% of such net assets over $10 billion.

Prior to February 28, 2005, for its advisory and administrative services to the Schwab 1000 Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab 1000 Index Fund paid net investment advisory fees of $14,335,000, $11,407,000 and $12,053,000, respectively (gross fees were reduced by $7,000, $407,000 and $888,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab 1000 Index Fund's annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through February 27, 2006.

For its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.33% of the fund's average daily net assets not in excess of $500 million, and 0.28% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Small-Cap Index Fund paid net investment advisory fees of $4,817,000, $3,832,000 and $3,715,000, respectively, (gross fees were reduced by $139,000, $337,000 and $1,112,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab Small-Cap Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through February 27, 2006.

For its advisory and administrative services to the Schwab Total Stock Market Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Total Stock Market Index Fund paid net investment advisory fees of $2,739,000, $1,527,000 and $508,000, respectively (gross fees were reduced by $4,000, $386,000 and $1,072,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab Total Stock Market Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through February 27, 2006.

For its advisory and administrative services to the Schwab International Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.43% of the average daily net assets not in excess of $500 million, and 0.38% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab International Index Fund paid net investment advisory fees of $4,400,000, $3,349,000, and $3,048,000, respectively (gross fees were reduced by $470,000, $697,000, and $1,542,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab International Index Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through February 27, 2006.

SCHWAB MARKETTRACK PORTFOLIOS(R)

For its advisory and administrative services to the Schwab MarketTrack All Equity, Conservative, Balanced and Growth Portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.44% of each portfolio's average daily net assets not in excess of $500 million and 0.39% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack All Equity Portfolio TM paid net investment advisory fees of $834,000, $672,000 and $703,000, respectively (gross fees were reduced by $1,165,000, $975,000 and $1,124,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack Growth Portfolio TM paid net investment advisory fees of $1,231,000, $1,027,000 and $1,007,000, respectively (gross fees were reduced by $1,411,000, $1,265,000 and $1,355,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack Balanced Portfolio TM paid net investment advisory fees of $1,071,000, $966,000 and $989,000, respectively (gross fees were reduced by $1,254,000, $1,137,000 and $1,241,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab MarketTrack Conservative Portfolio TM paid net investment advisory fees of $573,000, $518,000 and $437,000, respectively (gross fees were reduced by $720,000, $682,000 and $619,000, respectively).

Schwab and the investment adviser have agreed to limit each of the Schwab MarketTrack Portfolio's "net operating expenses", excluding the impact of underlying Schwab Funds investments, (excluding interest, taxes and certain non-routine expenses), to 0.50% through February 27, 2006.

SCHWAB DIVIDEND EQUITY FUND TM

For its advisory and administrative services to the Schwab Dividend Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.775% of the fund's average daily net assets not in excess of $500 million, 0.77% of such net assets greater than $500 million and not in excess of $1 billion and 0.76% of such net assets over $1 billion.

Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets.

For the fiscal year ending October 31, 2004 and the period between September 2, 2003 and October 31, 2003, the Dividend Equity Fund paid net investment advisory fees of $1,603,000 and $0 (gross fees were reduced by $1,661,000 in 2004 and $232,000 for the period between September 2, 2003 and October 31, 2003).

Schwab and the investment adviser have agreed to limit the Schwab Dividend Equity Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through February 27, 2006.

SCHWAB HEDGED EQUITY FUND TM

For its advisory and administrative services to the Schwab Hedged Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.675% of the fund's average daily net assets not in excess of $500 million, 1.65% of such net assets greater than $500 million and not in excess of $1 billion and 1.63% of such net assets over $1 billion.

Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, accrued daily and payable monthly, of 1.75% of the fund's average daily net assets.

For the fiscal year ending October 31, 2004 and 2003 and for the period between September 3, 2002 and October 31, 2002, the Schwab Hedged Equity Fund paid net investment advisory fees of $778,000, $506,000 and $37,000, respectively (fees were reduced by $144,000, $150,000 and $42,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab Hedged Equity Fund's "net operating expenses" (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short)of the Investor Shares and Select Shares to 2.00% and 1.77%, respectively, through February 27, 2006.

SCHWAB CORE EQUITY FUND TM

For its advisory and administrative services to the Schwab Core Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Core Equity Fund paid net investment advisory fees of $1,069,000, $820,000 and $742,000, respectively (gross fees were reduced by $324,000, $265,000 and $322,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab Core Equity Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.75% through February 27, 2006.

SCHWAB SMALL-CAP EQUITY FUND TM

For its advisory and administrative services to the Schwab Small-Cap Equity Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.975% of the fund's average daily net assets not in excess of $500 million, 0.93% of such net assets greater than $500 million and not in excess of $1 billion and 0.91% of such net assets above $1 billion.

Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.05% of the fund's average daily net assets.

For the fiscal year ended October 31, 2004 and the period between July 1, 2003 and October 31, 2003, the Schwab Small-Cap Equity Fund paid net investment advisory fees of $371,000 and $66,000 (gross fees were reduced by $153,000 and $46,000, respectively).

Schwab and the investment adviser have agreed to limit the Schwab Small-Cap Equity Fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.30% and 1.12%, respectively, through February 27, 2006.

SCHWAB PREMIER EQUITY FUND

For its advisory and administration services to the fund, the investment adviser is entitled to receive an annual fee, accrued and paid monthly, of 0.91% of the fund's average daily net assets not in excess of $500 million, 0.885% of such net assets greater than $500 million and not in excess of $1 billion, and 0.86% of such net assets over $1 billion.

Through June 30, 2005, Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" to 0.00% (excluding interest, taxed, and certain non-routine expenses) for the Investor Shares and Select Shares(R). For the period July 1, 2005 through February 27, 2006, Schwab and the investment adviser have agreed to limit the fund's net operating expenses to 1.30% and 1.15% (excluding interest, taxes and certain non-routine expenses) for the Investor Shares and Select Shares(R), respectively.

SCHWAB TARGET FUNDS

The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the underlying funds.

Through February 28, 2007, Schwab and the investment adviser have agreed to limit each fund's "net operating expenses" (excluding interest, taxed, and certain non-routine expenses) as shown below.

Fund                                      Net Operating Expenses
----                                      ----------------------
Schwab Target 2010 Fund                   0.06%
Schwab Target 2020 Fund                   0.04%
Schwab Target 2030 Fund                   0.03%
Schwab Target 2040 Fund                   0.01%

Schwab Retirement Income Fund             0.10%

The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes a fund's prospectuses, financial reports and other informational literature about a fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the Schwab Premier Equity Fund TM, Schwab Hedged Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Core Equity Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM, Schwab Technology
Fund TM and each of Schwab Institutional Select(R) Funds, Schwab Equity Index Funds and Schwab MarketTrack Portfolios(R), Schwab is entitled to receive an annual fee, payable monthly from each fund or by each share class, in the amount of 0.05% of the fund's or share class' average daily net assets.

Schwab does not receive a fee from the Schwab Target Funds for the services it performs as transfer agent under its contract with the Schwab Target Funds.

For the services performed as shareholder services agent under its contract with the Schwab Core Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Fund and each of the Schwab MarketTrack Portfolios, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each of the Schwab Institutional Select Funds, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each of the Schwab Equity Index Funds, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares', 0.05% of Select Shares'(R) and 0.05% of e.Shares'(R) average daily net assets.

For the services performed as shareholder services agent under its contract with the Small-Cap Equity

Fund, Schwab Premier Equity Fund, Hedged Equity Fund and Dividend Equity Fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) average daily net assets.

Schwab does not receive a fee for the services it performs as shareholder services agent under its contract with the Schwab Target Funds.

                         CUSTODIANS AND FUND ACCOUNTANTS

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109, serves as custodian for the Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund TM, Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), and Schwab Financial Services Fund TM, Schwab Health Care Fund TM and Schwab Technology Fund TM and each of the Schwab MarketTrack Portfolios and Schwab Target Funds.

PFPC Trust Company, 8800 Tinicum Blvd. Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the Schwab Core Equity Fund TM, Schwab Hedged Equity Fund, Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Total Stock Market Index Fund(R) and each of the Schwab Institutional Select(R) Funds.

SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, PA 19456, serves as fund accountant for the Schwab Small-Cap Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund and for each of the Schwab Equity Index Funds, Schwab Institutional Select(R) Funds, Schwab Financial Services Fund, Schwab Health Care Fund, Schwab Technology Fund and each of the Schwab MarketTrack Portfolios and Schwab Target Funds.

PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the Schwab Hedged Equity Fund.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountants maintain all books and records related to the funds' transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the funds and review certain regulatory reports and the funds' federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER SERVICES

With respect to the Schwab Premier Equity Fund TM, Schwab Dividend Equity
Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Hedged Equity Fund TM,
Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM and Schwab Technology Fund TM, Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest.

These funds are designed to harness the power of the Schwab Equity
Ratings TM, which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. Specifically with regard to the Schwab Hedged Equity Fund, the fund purchases from among Schwab's higher rated stocks and short stocks from among Schwab's lower rated stocks. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2004 1, March 31, 2005 2, and July 22, 2005 3

                      REGISTERED INVESTMENT COMPANIES
                      (THIS AMOUNT INCLUDES THE FUNDS
                      IN THIS STATEMENT OF ADDITIONAL
                               INFORMATION)               OTHER POOLED INVESTMENT VEHICLES               OTHER ACCOUNTS
                      -------------------------------     --------------------------------        -----------------------------
                        NUMBER OF                         NUMBER OF                               NUMBER OF
NAME                     ACCOUNTS       TOTAL ASSETS      ACCOUNTS            TOTAL ASSETS         ACCOUNTS        TOTAL ASSETS
----                     --------       ------------      --------            ------------         --------        ------------
Jeff Mortimer 2             20                 $23.1          0                     --               2,709         $492 million
Larry Mano 1                22         $20.5 billion          0                     --                1655         $286 million
Vivienne Hsu 1               8         $1.04 billion          0                     --                1655         $286 million
Tom Brown 2                 11         $18.9 BILLION          0                     --               2,709         $492 MILLION
Kim Daifotis 2              15         $10.9 BILLION          0                     --                   7           $6 MILLION
Matthew Hastings 2           5          $6.9 BILLION          0                     --                   0                    0
Steven Hung 3                5          $7.3 BILLION          0                     --                   0                    0

CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion.

The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.

-     Fund Investment Performance

      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

      - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance.

      - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the benchmark) relative to its peer group on a calendar year-to-date basis.

      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-     Schwab Corporate Performance

      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.

OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of December 31, 2004. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER     FUND                           DOLLAR RANGE OF FUND SHARES
-----------------     ----                           ---------------------------
Larry Mano            Schwab 1000 Index(R) Fund      $10,001 - $50,000

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. Short positions that the Schwab Hedged Equity Fund intends to maintain for more than one year are included in the purchases and sales. Costs of covering short sales are included in purchases, and proceeds on short sales are included in sales.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

A fund's portfolio turnover rate is in the financial highlights table in its prospectus.

The turnover rate for the Schwab Premier Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Small-Cap Equity Fund, Schwab Hedged Equity
Fund TM, Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM and Schwab Technology Fund TM are largely driven by the quantitative techniques used to help the funds construct their investment portfolio.

In June 2003, the Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Funds began using the Schwab Equity Ratings as part of their respective investment strategies. The funds' turnover rates for the fiscal year ended 2003 were higher due to portfolio changes made to accommodate this transition to a new investment strategy.

                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the fund also provides on the website monthly information regarding certain attributes of a portfolio investment holdings such as a portfolio's sector weightings, composition, credit quality and duration and maturity as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the funds' portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

In addition, the funds' service providers including, without limitation, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information in connection with the services they perform for the funds.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

                             PORTFOLIO TRANSACTIONS

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the funds' portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in a fund's best interest. In addition, the investment adviser has incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase for funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

SCHWAB FINANCIAL SERVICES FUND TM, SCHWAB HEALTH CARE FUND TM AND SCHWAB TECHNOLOGY FUND TM

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Financial Services Fund paid brokerage commissions of $10,684, $38,375 and $32,479, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Health Care Fund paid brokerage commissions of $73,426, $50,686 and $38,816, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Technology Fund paid brokerage commissions of $102,339, $16,329 and $71,642, respectively.

SCHWAB MARKETTRACK PORTFOLIOS(R)

The MarketTrack All Equity Portfolio did not pay brokerage commissions.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Growth Portfolio, paid brokerage commissions of $449, $692, and $743, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Balanced Portfolio, paid brokerage commissions of $297, $514, and $477, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Conservative Portfolio, paid brokerage commissions of $101, $142, and $126, respectively.

SCHWAB EQUITY INDEX FUNDS

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab S&P 500 Index Fund paid brokerage commissions of $193,566, $273,712, and $435,947, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab 1000 Index(R) Fund paid brokerage commissions of $179,770, $227,676, and $340,058, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Small-Cap Index Fund paid brokerage commissions of $1,192,916, $1,321,990, and $1,280,501, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Total Stock Market Index Fund paid brokerage commissions of $66,744, $131,950, and $67,810, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab International Index Fund paid brokerage commissions of $51,547, $105,010, and $153,079, respectively.

SCHWAB INSTITUTIONAL SELECT(R) FUNDS

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select S&P 500 Fund paid brokerage commissions of $15,981, $16,343, and $25,496, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select Large-Cap Value Index Fund paid brokerage commissions of $8,542, $12,775, and $29,211, respectively.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Institutional Select Small-Cap Value Index Fund paid brokerage commissions of $9,174, $19,740, and $30,381, respectively.

SCHWAB CORE EQUITY FUND TM

For the fiscal years ended October 31, 2004, 2003 and 2002, the Schwab Core Equity Fund paid brokerage commissions of $165,304, $211,434, and $368,355, respectively.

SCHWAB HEDGED EQUITY FUND TM

For the fiscal year ended October 31, 2004 and 2003 and for the period between September 3, 2002 and October 31, 2002, the Schwab Hedged Equity Fund paid brokerage commissions of $63,395, $52,710 and $14,907, respectively.

SCHWAB SMALL-CAP EQUITY FUND TM

For the fiscal year ended October 31, 2004 and for the period between July 1, 2003 and October 31, 2003, the Schwab Small-Cap Equity Fund paid brokerage commissions of $102,431 and $39,865, respectively.

SCHWAB DIVIDEND EQUITY FUND TM

For the fiscal year ended October 31, 2004 and for the period between September 2, 2003 and October 31, 2003, the Schwab Dividend Equity Fund paid brokerage commissions of $198,237 and $86,268, respectively.

                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2004, certain of the funds purchased securities issued by the following regular broker-dealers:

SCHWAB MARKETTRACK GROWTH PORTFOLIO

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                    $1,325,000
Morgan Stanley                                            $542,000
The Bear Stearns Cos, Inc.                                 $84,000

SCHWAB MARKETTRACK BALANCED PORTFOLIO

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                      $877,000
Morgan Stanley                                            $358,000
The Bear Stearns Cos., Inc.                                $57,000

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                      $207,000
Morgan Stanley                                             $83,000
The Bear Stearns Cos., Inc.                                $14,000

SCHWAB S&P 500 INDEX FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                  $107,664,000
Morgan Stanley                                         $43,709,000
Merrill Lynch & Co., Inc.                              $39,421,000

The Bear Stearns Cos., Inc.                             $7,696,000

SCHWAB 1000 INDEX(R) FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                   $72,830,000
Morgan Stanley                                         $29,939,000
Merrill Lynch & Co., Inc.                              $26,830,000
Prudential Financial, Inc.                             $12,538,000
The Bear Stearns Cos., Inc.                             $5,284,000
Jefferies Group, Inc.                                   $1,172,000

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                   $11,423,000
Morgan Stanley                                          $4,613,000
Merrill Lynch & Co., Inc.                               $4,304,000
Prudential Financial, Inc.                              $2,114,000
The Bear Stearns Cos., Inc.                             $1,290,000
Jefferies Group, Inc.                                     $165,000
Investment Technology Group, Inc.                          $73,000
Instinet Group, Inc.                                        $6,000

SCHWAB INTERNATIONAL INDEX FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
ABN Amro Holdings NV                                    $7,108,000

SCHWAB CORE EQUITY FUND TM

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                    $3,048,000

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                    $4,448,000
Morgan Stanley                                          $1,819,000
Merrill Lynch & Co., Inc.                               $1,640,000
The Bear Stearns Cos., Inc.                               $326,000

SCHWAB INSTITUTIONAL SELECT(R) LARGE-CAP VALUE INDEX FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                     $2,670,000
Morgan Stanley                                           $1,093,000
The Bear Stearns Cos., Inc.                                $199,000

SCHWAB INSTITUTIONAL SELECT(R) SMALL-CAP VALUE INDEX FUND

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
Investment Technology Group, Inc.                         $108,000

SCHWAB FINANCIAL SERVICES FUND TM

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
Prudential Financial, Inc.                                $293,000

SCHWAB SMALL-CAP EQUITY FUND TM

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
Instinet Group, Inc.                                      $384,000

SCHWAB DIVIDEND EQUITY FUND TM

                                               Value of Fund's Holdings as of
     Regular Broker-Dealer                           October 31, 2004
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                     $8,823,000

                            DESCRIPTION OF THE TRUSTS

Each fund, except the Schwab 1000 Index(R) Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2005:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by a fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the funds' policies regarding "market timing' is included in the funds' prospectus.

Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

                         EXCHANGING SHARES OF THE FUNDS

An exchange order involves the redemption of all or a portion of the shares of one SchwabFund and the simultaneous purchase of shares of another SchwabFund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of

Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

In accordance with the 1940 Act, the underlying funds in which the MarketTrack Portfolios and Schwab Target Funds invest are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in each fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year.

Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that a MarketTrack Portfolio, Schwab Target Fund or the Schwab International Index Fund(R) receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a MarketTrack Portfolio, Schwab Target Fund or the Schwab International Index Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. It is expected that the MarketTrack Portfolios and Schwab Target Funds will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a MarketTrack Portfolio or Schwab Target Fund invests in an underlying mutual fund that elects to pass through foreign taxes, the MarketTrack Portfolio or Schwab Target Fund will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes a MarketTrack Portfolio or Schwab Target Fund pays will, therefore, be netted against its share of the MarketTrack Portfolio's or Schwab Target Fund's gross income.

The MarketTrack Portfolios, Schwab Target Funds and the Schwab International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund(R), Schwab Target Funds and the MarketTrack Portfolios do invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund, Schwab Target Funds and the MarketTrack Portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund, Schwab Target Funds and the MarketTrack Portfolios do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds' shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's and each of the MarketTrack Portfolio's and Schwab Target Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                                 TAX EFFICIENCY

The Schwab 1000 Index(R) Fund and Schwab Total Stock Market Index Fund employ specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each of these funds' portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.

                      STATEMENT OF ADDITIONAL INFORMATION

                          SCHWAB LARGE-CAP GROWTH FUND

                                 AUGUST 9, 2005
                         AS AMENDED SEPTEMBER 16, 2005

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus, dated August 9, 2005. To obtain a free copy of the prospectus, please contact Schwab Funds(R) at 1-800-435-4000 or write to the fund at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/Schwab Funds.

The fund is a series of Schwab Capital Trust (a trust). The fund is part of the Schwab complex of funds ("Schwab Funds").

                               TABLE OF CONTENTS

                                                                            Page
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS...................    2
MANAGEMENT OF THE FUND.....................................................   19
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES..........................   30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................   36
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   36
PORTFOLIO MANAGERS.........................................................   38
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................   40
DESCRIPTION OF THE TRUST...................................................   43
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES............................................   44
TAXATION...................................................................   47

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

The SCHWAB LARGE-CAP GROWTH FUND seeks long-term capital growth.

The investment objective for the fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund is represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund. There is no guarantee the fund will achieve its objective.

                              INVESTMENT STRATEGIES

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment.

The fund will, under normal circumstances, invest at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

                       INVESTMENTS, RISKS AND LIMITATIONS

The different types of investments that the fund typically may invest in, the investment techniques it may use and the risks normally associated with these investments are discussed below.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. The fund may borrow for temporary or emergency purposes; for example, the fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of the fund's shares and in its portfolio yield. The fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, the fund may be required to pledge additional collateral to avoid liquidation of those assets.

The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. The fund will pay fees to the banks for using its lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. The fund may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

EXCHANGE TRADED FUNDS ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign securities in which the fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The fund may enter into a futures contract for these or other reasons.

When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws. Underlying funds in which the MarketTrack Portfolios invest may have the same or different arrangements.

While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery of, and incur extra transaction costs buying or selling the underlying securities. The fund seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When the fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

The fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may invest in money market securities.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of the fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund would sell a security in exchange for cash and enter into an agreement to repurchase the security at a specified future date and price. The fund generally retains the right to interest and principal payments on the security. If the fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements. For example, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. The fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, the fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

SHORT SALES may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.

The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If the fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of the fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of the fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS can be structured to increase or decrease the fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the fund, the fund must be prepared to make such payments when they are due. In order to help minimize risks, the fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. In addition, the fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the fund's investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE INVESTMENTS. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

THE FUND MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)   Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The fund has adopted the fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUND

The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 4 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.

Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of May 24, 2005, included 53 funds.

On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of May 24, 2005, the fund complex consisted of 64 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 63 funds in the fund complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

NAME AND             POSITION(S)      TERM OF                      PRINCIPAL                               OTHER
 DATE OF              WITH THE      OFFICE AND                    OCCUPATIONS                          DIRECTORSHIPS
  BIRTH                TRUST         LENGTH OF                   DURING THE PAST
                                       TIME                        FIVE YEARS
                                      SERVED 1
                                                               INDEPENDENT TRUSTEES

DONALD F. DORWARD    Trustee     Trustee of Schwab    Chief Executive Officer, Dorward &
September 23, 1931               Capital Trust since  Associates (corporate management,
                                 1993.                marketing and communications
                                                      consulting firm). From 1996 to
                                                      1999, Executive Vice President and
                                                      Managing Director, Grey
                                                      Advertising. Prior to 1996,
                                                      President and Chief Executive
                                                      Officer, Allen & Dorward
                                                      Advertising.

ROBERT G. HOLMES     Trustee     Trustee of Schwab    Chairman, Chief Executive Officer
May 15, 1931                     Capital Trust since  and Director, Semloh Financial,
                                 1993.                Inc. (international financial
                                                      services and investment advisory
                                                      firm).

DONALD R. STEPHENS   Trustee     Trustee of Schwab    Managing Partner, D.R. Stephens &
June 28, 1938                    Capital Trust since  Company (investments). Prior to
                                 1993.                1996, Chairman and Chief Executive
                                                      Officer of North

----------------
1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                      American Trust (real estate
                                                      investment trust).

MICHAEL W. WILSEY    Trustee     Trustee of Schwab    Chairman and Chief Executive
August 18, 1943                  Capital Trust since  Officer, Wilsey Bennett, Inc. (real
                                 1993.                estate investment and management,
                                                      and other investments).

MARIANN BYERWALTER   Trustee     Trustee of Schwab    Chairman of JDN Corporate Advisory   Ms. Byerwalter is on the Board of
August 13, 1960                  Capital Trust since  LLC. From 1996 to 2001, Ms.          Stanford University, America First
                                 2000.                Byerwalter was the Vice President    Companies, Omaha, NE (venture
                                                      for Business Affairs and Chief       capital/fund management), Redwood Trust,
                                                      Financial Officer of Stanford        Inc. (mortgage finance), Stanford
                                                      University and, in 2001, Special     Hospitals and Clinics, SRI International
                                                      Advisor to the President of          (research), PMI Group, Inc. (mortgage
                                                      Stanford University 2.               insurance), Lucile Packard Children's
                                                                                           Hospital. She is also a Trustee of
                                                                                           Laudus Trust and Laudus Variable
                                                                                           Insurance Trust (registered investment
                                                                                           companies). In 2005 she joined the board
                                                                                           of Pacific Life Insurance Company.

WILLIAM A. HASLER    Trustee     Trustee of Schwab    Mr. Hasler is Dean Emeritus of the   Mr. Hasler is on the Board of Aphton
November 22, 1941                Capital Trust since  Haas Schools of Business at the      Corporation (bio-pharmaceuticals),
                                 2000.                University of California, Berkeley   Mission West Properties (commercial real
                                                      (higher education). -- Prior to      estate), Stratex Networks (a network
                                                      August 1998, Mr. Hasler was Dean of  equipment corporation), TOUSA (home
                                                      this institution.                    building), and Solectron Corporation
                                                                                           (manufacturing) where he is also
                                                                                           Non-Executive

----------------
2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993,. From 1995 to 2001, Ms. Bwerwalter was Chief Financial Officer of Stanford. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                                                           Chairman. He is also a Trustee of Laudus
                                                                                           Trust and Laudus Variable Insurance Trust
                                                                                           (registered investment companies). Mr.
                                                                                           Hasler is also a Public Governor and
                                                                                           member of the Executive Committee for
                                                                                           Pacific Stock & Options Exchange.

GERALD B. SMITH      Trustee     Trustee of Schwab    Since 1990, Chairman and Chief       Mr. Smith is on the Board of Cooper
September 28, 1950               Capital Trust since  Executive Officer and founder of     Industries (electrical products, tools
                                 2000.                Smith Graham & Co. (investment       and hardware), and is Chairman of the
                                                      advisors).                           audit committee of Northern Border
                                                                                           Partners, L.P. (energy).

                               INTERESTED TRUSTEES

CHARLES R. SCHWAB 3  Chairman    Chairman and Trustee Chairman, Chief Executive Officer    Director, The Charles and Helen Schwab
July 29, 1937        and         of Schwab Capital    and Director, The Charles Schwab     Foundation; All Kinds of Minds
                     Trustee     Trust since 1993.    Corporation, Charles Schwab & Co.,   (education); Trustee, Stanford
                                                      Inc.; Chairman and Director,         University, since 1993;
                                                      Charles Schwab Investment
                                                      Management, Inc.; Chairman, Charles
                                                      Schwab Holdings (UK), U.S. Trust
                                                      Corporation, United States Trust
                                                      Company of New York, U.S. Trust
                                                      Company; Chief Executive Officer
                                                      and Director, Schwab Holdings,
                                                      Inc.; Chairman and Chief Executive
                                                      Officer, Schwab (SIS) Holdings,
                                                      Inc. I, Schwab International
                                                      Holdings, Inc.; Director,; Co-Chief
                                                      Executive Officer until May 2003,
                                                      The Charles Schwab Corporation.

RANDALL W. MERK 4    Trustee     Trustee of Schwab    Executive Vice President and
July 25, 1954                    Capital Trust since  President, Asset Management
                                 2005.                Products & Services Enterprise.
                                                      From September 2002 to July 2004,
                                                      Mr. Merk was President and Chief
                                                      Executive Officer, Charles Schwab
                                                      Investment Management, Inc. and
                                                      Executive Vice President, Charles
                                                      Schwab & Co.  Prior to September
                                                      2002, Mr.

----------
3 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation. Mr. Schwab is an Interested Trustees because he is an employee of Schwab and/or the adviser.

4 Mr. Merk was appointed to the board on May 24, 2005.

                                                      Merk was President and Chief
                                                      Investment Officer, American Century
                                                      Investment Management, and Director,
                                                      American Century Companies, Inc.
                                                      (June 2001 to August 2002); Chief
                                                      Investment Officer, Fixed, American
                                                      Century Companies, Inc. (January 1997
                                                      to June 2001).

                                                              OFFICERS

EVELYN DILSAVER      President   Officer of Schwab    Executive Vice President and
May 4, 1955          and Chief   Capital Trust since  President, Charles Schwab Investment
                     Executive   2004.                Management, Inc. From June 2003 to
                     Officer                          July 2004, Ms. Dilsaver was Senior
                                                      Vice President of the Asset Management
                                                      Products and Services Enterprise, with
                                                      responsibility for product development
                                                      and distribution. Prior to this, Ms.
                                                      Dilsaver was Executive Vice President
                                                      of U.S. Trust, a subsidiary of The
                                                      Charles Schwab Corporation, as their
                                                      chief financial officer and chief
                                                      administrative officer.

STEPHEN B. WARD      Senior Vice Officer of Schwab    Director, Senior Vice President and
April 5, 1955        President   Capital Trust since  Chief Investment Officer, Charles
                     and Chief   1991.                Schwab Investment Management, Inc.;
                     Investment                       Chief Investment Officer, The Charles
                     Officer.                         Schwab Trust Company.

GEORGE PEREIRA       Treasurer   Officer of Schwab    Senior Vice President and Chief Financial
June 9, 1964         and         Capital Trust since  Officer, Charles Schwab Investment
                     Principal   2004.                Management, Inc. From December 1999 to
                     Financial                        November 2004, Mr. Pereira was Sr.
                     Officer                          Vice President, Financial Reporting,
                                                      Charles Schwab & Co., Inc. From
                                                      September 1999 to December 1999, Mr.
                                                      Pereira was Chief Financial Officer,
                                                      Commerzbank Capital Markets. Prior to
                                                      September 1999, Mr. Pereira was
                                                      Managing Director at the New York
                                                      Stock Exchange.

KOJI E. FELTON       Secretary   Officer of Schwab    Senior Vice President, Chief Counsel
March 13, 1961                   Capital Trust since  and Assistant Corporate Secretary,
                                 1998.                Charles Schwab Investment Management,
                                                      Inc. Prior to June 1998, Mr. Felton
                                                      was a Branch Chief in Enforcement at
                                                      the U.S. Securities and Exchange
                                                      Commission in San Francisco.

RANDALL FILLMORE     Chief       Officer of Schwab    Senior Vice President, Institutional
November 11, 1960    Compliance  Capital Trust since  Compliance and Chief Compliance
                     Officer     2002.                Officer, Charles Schwab Investment
                                                      Management, Inc. From 2002 to 2003,
                                                      Mr. Fillmore was Vice President,
                                                      Charles Schwab & Co. and Charles
                                                      Schwab Investment Management, Inc.
                                                      From 2000 to 2002, Mr. Fillmore was
                                                      Vice President of Internal Audit,
                                                      Charles Schwab & Co. Prior to 2000,
                                                      Mr. Fillmore was with
                                                      PricewaterhouseCoopers.

KIMON P. DAIFOTIS    Senior Vice Officer of Schwab    Senior Vice President and Chief
July 10, 1959        President   Capital Trust since  Investment Officer -- Fixed Income,
                     and Chief   2004.                Charles Schwab Investment Management,
                     Investment                       Inc. Prior to 2004, Mr. Daifotis was
                     Officer.                         Vice President and Sr. Portfolio
                                                      Manager, Charles Schwab Investment
                                                      Management, Inc.

JEFFREY M. MORTIMER  Senior Vice Officer of Schwab    Senior Vice President and Chief
September 29, 1963   President   Capital Trust since  Investment Officer -- Equities,
                     and Chief   2004.                Charles Schwab Investment Management,
                     Investment                       Inc. Prior to 2004, Mr. Mortimer was
                     Officer.                         Vice President and Sr. Portfolio
                                                      Manager, Charles Schwab Investment
                                                      Management, Inc.

The continuation of the fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement between the Trust and CSIM (the "Agreement") with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the May 24, 2005 meeting, the trustees, including a majority of Independent Trustees, approved the Agreement and approved the selection of CSIM as investment adviser to the then-existing funds of the Trust based on consideration and evaluation of a variety of specific factors presented at that meeting and prior meetings such as: (1) the nature and quality of the services provided to the fund under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) the funds' investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to the funds, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition. Finally the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and CSIM is in a unique position to better advance the interests of these investors within the larger Schwab organization.

Second, with respect to the funds' expenses under the Agreement, the trustees considered the fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The trustees also considered information about average expense ratios of comparable mutual funds in a fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered a fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.

In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

At the May 24, 2005 meeting, the trustees including all of the Independent Trustees, unanimously approved amending the Agreement to include the Schwab Large-Cap Growth Fund. This approval was based on consideration and evaluation of a variety of specific factors discussed at that meeting and/or at prior meetings, including: (1) the nature, extent and quality of the services to be provided to the fund under the Agreement, including the resources of CSIM and its affiliates to be dedicated to the fund; (2) CSIM's investment performance with respect to other funds and how it compared to that of other comparable mutual funds; (3) the fund's anticipated expenses and how those expenses compared to those of other comparable mutual funds; (4) the profitability of CSIM and its affiliates, including Schwab, with respect to other funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

(5) the extent to which economies of scale might be realized as the fund grows and whether fee levels relating to the fund in the Agreement reflect those economies of scale for the benefit of fund investors.

In the course of their deliberations, the trustees did not identify any particular information or factor that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreement to reflect the addition of the fund and concluded that the compensation with respect to the fund under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending October 31, 2004. This information is for the fund complex, which included 61 funds as of October 31, 2004.

     Name of Trustee                ($)               Pension or        ($)
                           Aggregate Compensation     Retirement       Total
                                   From:               Benefits     Compensation
                                                      Accrued as     from Fund
                                                     Part of Fund     Complex
                                                       Expenses
                            Schwab Capital Trust

                            Interested Trustees

Charles R. Schwab                       0                 N/A              0
Randall W. Merk 5                       0                 N/A              0

                           Independent Trustees

Mariann Byerwalter                $30,600                 N/A       $203,324

----------
5 Mr. Merk was appointed to the board on May 24, 2005.

Donald F. Dorward                 $30,600                 N/A       $161,100
William A. Hasler                 $30,600                 N/A       $203,324
Robert G. Holmes                  $30,600                 N/A       $161,100
Gerald B. Smith                   $30,600                 N/A       $161,100
Donald R. Stephens                $30,600                 N/A       $161,100
Michael W. Wilsey                 $29,500                 N/A       $155,010

     Name of Trustee              ($)         Estimated Pension          ($)
                               Estimated        or Retirement         Estimated
                              Compensation     Benefits Accrued         Total
                             From the Schwab    as Part of the      Compensation
                               Large-Cap       Schwab Large-Cap       from Fund
                              Growth Fund 6      Growth Fund          Complex 7
                                                  Expenses
Interested Trustee

Charles R. Schwab                       0            N/A                    0
Randall W. Merk                         0            N/A                    0

Independent Trustees

Mariann Byerwalter                   $675            N/A             $223,025
Donald F. Dorward                    $675            N/A             $168,025
William A. Hasler                    $715            N/A             $233,025
Robert G. Holmes                     $675            N/A             $168,025
Gerald B. Smith                      $675            N/A             $168,025
Donald R. Stephens                   $675            N/A             $168,025
Michael W. Wilsey                    $675            N/A             $168,025

                 SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following tables provide each Trustee's equity ownership of the fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.

----------
6 Estimated compensation for the fiscal year ending October 31, 2005.

7 Unless otherwise stated, information is estimated for the fund complex for the fiscal year ending October 31, 2005.

                        Ownership of the Fund    Trustee Ownership in the Family
                                                 of Investment Companies
Interested Trustees

Charles R. Schwab               None                      Over $100,000
Randall W. Merk                 None                      Over $100,000

Independent Trustees            None                      Over $100,000

Mariann Byerwalter              None                      Over $100,000
Donald F. Dorward               None                      Over $100,000
William A. Hasler               None                      Over $100,000
Robert G. Holmes                None                      Over $100,000
Gerald Smith                    None                      Over $100,000
Donald R. Stephens              None                      Over $100,000
Michael W. Wilsey               None                      Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The fund, its investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and

Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-     Tenure of the audit firm

- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

-     Length of the rotation period advocated in the proposal

-     Significant audit-related issues

-     Number of audit committee meetings held each year

-     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent

- Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

- Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

- Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

- Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

- The plan expressly permits repricing of underwater options without shareholder approval; or

- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

- The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

- Stock ownership guidelines (a minimum of three times the annual cash retainer)

- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

-     Balanced mix between cash and equity

-     Non-employee directors should not receive retirement benefits/perquisites

-     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation

-     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

-     Broad-based participation

- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

- No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

-     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

- CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

The Trust is required to disclose annually the fund's complete proxy voting record on Form N-PX. The fund's proxy voting record for the most recent 12 month period ended June 30th will be available by visiting the Schwab website at www.schwab.com/Schwab Funds. The fund's Form N-PX will be available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 9, 2005, the officers and trustees of the trust, as a group owned, of record or beneficially, none of the outstanding voting securities of the fund.

As of August 9, 2005, no person or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chief Executive Officer, Chairman, and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administration services to the fund, the investment adviser is entitled to receive an annual fee, accrued and paid monthly, of 0.87% of the fund's average daily net assets not in excess of $500 million, 0.85% of such net assets over $500 million but not in excess of $1 billion, 0.83% of such net assets over $1 billion but not in excess of $2 billion and 0.81% of such assets over $2 billion.

Through at least February 27, 2007, Schwab and the investment adviser have agreed to limit the fund's net operating expenses to 1.20% and 0.99 % (excluding interest, taxes and certain non-routine expenses) for the Investor Shares and Select Shares(R), respectively.

The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for the prospectus and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectus, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the Schwab Large-Cap Growth Fund, Schwab is entitled to receive an annual fee, payable monthly by each share class of the fund, in the amount of 0.05% of the share class' average daily net assets.

For the services performed as shareholder services agent under its contract with the Schwab Large-Cap Growth Fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) average daily net assets.

                         CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109 serves as custodian of the fund. SEI Investments Global Funds, One Freedom Valley Dr., Oaks, PA 19456, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountants maintain all books and records related to the fund's transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The fund's independent registered public accounting firm, PricewatehouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111-4004.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER SERVICES

Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which the fund might invest. The fund is designed to harness the power of the Schwab Equity Ratings TM, which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.

                               PORTFOLIO MANAGERS

OTHER MANAGED ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of July 27, 2005.

                      REGISTERED INVESTMENT COMPANIES
                   (THIS AMOUNT INCLUDES THE FUND IN THIS
                     STATEMENT OF ADDITIONAL INFORMATION)    OTHER POOLED INVESTMENT VEHICLES             OTHER ACCOUNTS

                   NUMBER OF                                 NUMBER OF                           NUMBER OF
      NAME         ACCOUNTS               TOTAL ASSETS       ACCOUNTS            TOTAL ASSETS    ACCOUNTS            TOTAL ASSETS
Jeffrey Mortimer          29             $ 3,507,242,850             0                     --         3470           $655,522,859
Larry Mano                13             $23,468,925,479             0                     --         3470           $655,522,859
Vivienne Hsu               8             $ 2,851,114,965             0                     --         3470           $655,522,859

CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of the fund's investments, on the one hand, and the investments of the other managed accounts, on the other. The other managed accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as the fund, track the same index the fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the fund. Because of their positions with the fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of the fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of the fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for the fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the fund. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contribution to the firm's asset growth and business relationships.

The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contribution to the firm's asset growth and business relationships.

The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.

-     Fund Investment Performance
      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

      - For all funds except index and money market funds: The fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining the fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

      - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error relative to its peer group on a calendar year-to-date basis.

      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to the fund in that calculation is determined by CSIM's senior management.

-     Schwab Corporate Performance
      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in the fund's portfolio.

OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the fund as of August 9, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER             DOLLAR RANGE OF FUND SHARES
Jeffrey Mortimer              None
Larry Mano                    None
Vivienne Hsu                  None

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. Costs of covering short sales are included in purchases, and proceeds on short sales are included in sales.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The fund's portfolio turnover rate is in the financial highlights table in its prospectus.

The turnover rate for the fund may largely be driven by the quantitative techniques used to help the fund construct its investment portfolio.

                         PORTFOLIO HOLDINGS DISCLOSURE

The fund's Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the fund's portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the fund to authorize the release of the fund's portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the fund's portfolio holdings information.

A complete list of the fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/Schwab Funds, under "Prospectuses and Reports", typically 60-80 days after the end of the fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, the fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the fund also provides on the website monthly information regarding certain attributes of its investment holdings such as its sector weightings, composition, credit quality and duration and maturity as applicable. The information on the website is publicly available to all categories of persons.

The fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the fund determines that the disclosure is in the best interests of the fund and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the fund's portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

In addition, the fund's service providers including, without limitation, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the fund. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.

The fund's policies and procedures prohibit the fund, the fund's investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

                             PORTFOLIO TRANSACTIONS

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.

The investment adviser seeks to obtain the best execution for the fund's portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that the fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that the fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser believes that VWAP execution is in the fund's best interest. In addition, the investment adviser has incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser may purchase for the fund, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.

The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund is aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the fund on securities exchanges, the investment adviser follows procedures, adopted by the fund's Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

          PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUND

The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2005:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, the fund reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.

As long as the fund or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund or share class. The fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the fund's prospectus, the fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. More information regarding the fund's policies regarding "market timing' is included in the fund's prospectus.

Shares of the fund may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

                         EXCHANGING SHARES OF THE FUND

An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of the fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of the fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund's securities may change on days when it is not possible to buy or sell shares of the fund. The fund uses approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

                FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by the fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                       STATEMENT OF ADDITIONAL INFORMATION
                         LAUDUS MARKETMASTERS FUNDS TM

                       LAUDUS U.S. MARKETMASTERS FUND TM
                     LAUDUS BALANCED MARKETMASTERS FUND TM
                     LAUDUS SMALL-CAP MARKETMASTERS FUND TM
                   LAUDUS INTERNATIONAL MARKETMASTERS FUND TM

                                FEBRUARY 28, 2005
                          AS AMENDED SEPTEMBER 16, 2005

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus.

To obtain a free copy of the prospectus, please contact Schwab at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/marketmasters.

Each fund is a series of Schwab Capital Trust ("trust"). Prior to November 1, 2004, the Laudus MarketMasters Funds were named the Schwab MarketMasters Funds(R). In addition, the Laudus U.S. MarketMasters Fund was named the Schwab U.S. MarketMasters Fund TM; the Laudus Balanced MarketMasters Fund was named the Schwab Balanced MarketMasters Fund TM; the Laudus Small-Cap MarketMasters Fund was named the Schwab Small-Cap MarketMasters Fund TM; and the Laudus International MarketMasters Fund was named the Schwab International MarketMasters Fund TM. The funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as the "manager of managers" of the funds and, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.

Prior to June 3, 2002, the Schwab MarketMasters Funds were named the Schwab MarketManager Portfolios(R). In addition, the Schwab U.S. MarketMasters Fund was named the Schwab MarketManager Growth Portfolio; the Schwab Balanced MarketMasters Fund was named the Schwab MarketManager Balanced Portfolio; the Schwab Small-Cap MarketMasters Fund was named the Schwab MarketManager Small Cap Portfolio; and the Schwab International MarketMasters Fund was named the Schwab MarketManager International Portfolio.

The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI. A copy of the funds 2004 annual report is delivered with the SAI.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS ....................................................   2
MANAGEMENT OF THE FUNDS ..................................................  37
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES ........................  48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................  55
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  56
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................  82
DESCRIPTION OF THE TRUST .................................................  87
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES ....................................................  88
TAXATION .................................................................  91
APPENDIX -- RATINGS OF INVESTMENT SECURITIES .............................  94

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

LAUDUS U.S. MARKETMASTERS FUND TM seeks capital growth.

LAUDUS BALANCED MARKETMASTERS FUND TM seeks capital growth and income.

LAUDUS SMALL-CAP MARKETMASTERS FUND TM seeks long-term capital appreciation.

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM seeks long-term capital appreciation.

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.

                            FUND INVESTMENT POLICIES

It is the Laudus U.S. MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its net assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.

It is the Laudus Small-Cap MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion at the time of the fund's investment.

It is the Laudus Balanced MarketMasters Fund's policy that under normal circumstances it will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Laudus International MarketMasters Fund's policy that under normal circumstances it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.

CREDIT DEFAULT SWAPS. The funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the funds would keep the stream of payments and would have no payment obligations. As the seller, the funds would be subject to investment exposure on the notional amount of the swap.

The funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the funds in the event of a default.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate and have lower ratings from ratings organizations than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position, and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Each fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INITIAL PUBLIC OFFERING. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market of IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

LOAN PARTICIPATIONS. The funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.

Each fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the funds to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the funds have invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the funds. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the funds rely on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the

Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

OTHER SECURITIES may be held by a fund under certain circumstances. For example, a fund could make payment of a redemption wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, a fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended ("Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as six months or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

Funds also may invest in exchange traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs") Trust. ETFs generally are structured as mutual funds or unit investment trusts. Shares of an ETF generally are listed on a national securities exchange and may be bought and sold throughout the day at market prices, which maybe higher or lower than the shares' net asset value. As with any exchange-listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SMALL-COMPANY STOCKS include small-cap stocks, which generally are common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

Swaps agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the funds will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

EACH OF THE LAUDUS U.S. MARKETMASTERS FUND TM, LAUDUS BALANCED MARKETMASTERS FUND TM AND LAUDUS SMALL-CAP MARKETMASTERS FUND TM MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE LAUDUS INTERNATIONAL MARKETMASTERS FUND TM MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.

The information below is provided as of October 31, 2004. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of October 31, 2004, included 51 funds.

On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of December 31, 2004, the fund complex consisted of 63 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 63 funds in the fund complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                         POSITION(S)        TERM OF OFFICE     PRINCIPAL OCCUPATIONS
   NAME AND DATE            WITH             AND LENGTH OF         DURING THE PAST             OTHER
      OF BIRTH           THE TRUST          TIME SERVED 1            FIVE YEARS            DIRECTORSHIPS
   -------------         -----------        --------------     ---------------------       -------------
                                      INDEPENDENT TRUSTEES

   DONALD F. DORWARD      Trustee             Trustee of           Chief Executive
   September 23, 1931                       Schwab Capital        Officer, Dorward &
                                             Trust since        since 1993. Associates
                                                1993.           (corporate management,
                                                                    marketing and

----------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                           communications
                                                           consulting firm).

ROBERT G. HOLMES     Trustee            Trustee of         Chairman, Chief
May 15, 1931                            Schwab Capital     Executive Officer
                                        Trust since 1993.  and Director,
                                                           Semloh Financial, Inc.
                                                           (international
                                                           financial services
                                                           and investment
                                                           advisory firm).

DONALD R. STEPHENS   Trustee            Trustee of         Managing Partner,
June 28, 1938                           Schwab Capital     D.R. Stephens &
                                        Trust since 1993.  Company (investments).

MICHAEL W. WILSEY    Trustee            Trustee of         Chairman and Chief
August 18, 1943                         Schwab Capital     Executive Officer,
                                        Trust since 1993.  Wilsey Bennett,
                                                           Inc. (truck and
                                                           air transportation,
                                                           real estate
                                                           investment and
                                                           management, and
                                                           investments).

MARIANN BYERWALTER   Trustee            Trustee of         Chairman of JDN               Ms. Byerwalter is on
August 13, 1960                         Schwab Capital     Corporate Advisory            the Board of Stanford
                                        Trust since 2000.  LLC.                          University, America
                                                           From 1996 to                  First Companies,
                                                           2001, Ms.                     Omaha, NE (venture
                                                           Byerwalter was the            capital/fund
                                                           Vice President for            management), Redwood
                                                           Business Affairs              Trust, Inc. (mortgage
                                                           and Chief                     finance), Stanford
                                                           Financial Officer             Hospitals and Clinics,
                                                           of Stanford                   SRI International
                                                           University and, in            (research), PMI Group,
                                                           2001, Special                 Inc. (mortgage
                                                           Advisor to the                insurance), Lucile
                                                           President of                  Packard Children's
                                                           Stanford                      Hospital and in 2004,
                                                           University. 2                 Laudus Trust and
                                                                                         Laudus Variable
                                                                                         Insurance Trust;
                                                                                         Director until 2002,
                                                                                         LookSmart, Ltd. (an
                                                                                         Internet
                                                                                         infrastructure
                                                                                         company).


----------
2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

WILLIAM A. HASLER    Trustee            Trustee of         Co-Chief Executive            Mr. Hasler is on the
November 22, 1941                       Schwab Capital     Officer, Aphton               Board of Airlease Ltd.
                                        Trust since 2000.  Corporation                   (aircraft leasing),
                                                           (bio-pharmaceuticals)         Mission West
                                                                                         Properties (commercial
                                                                                         real estate), Stratex
                                                                                         Corp. (a network
                                                                                         equipment
                                                                                         corporation),
                                                                                         Solectron Corporation
                                                                                         where he is also
                                                                                         Non-Executive Chairman
                                                                                         (manufacturing) and in
                                                                                         2004, Laudus Trust and
                                                                                         Laudus Variable
                                                                                         Insurance Trust. Mr.
                                                                                         Hasler is also the
                                                                                         Public Governor and
                                                                                         member of the
                                                                                         Executive Committee
                                                                                         for Pacific Stock &
                                                                                         Options Exchange.
                                                                                         Until 2004, Mr. Hasler
                                                                                         was on the Board of
                                                                                         Tenera, Inc. (services
                                                                                         and software).

GERALD B. SMITH      Trustee            Trustee of         Since 1990,                   Mr. Smith is also on
September 28, 1950                      Schwab Capital     Chairman and Chief            the Board of Directors
                                        Trust since 2000.  Executive Officer             of Rorento N.V.
                                                           and founder of                (investments --
                                                           Smith Graham & Co.            Netherlands) and
                                                           (investment                   Cooper Industries
                                                           advisors).                    (electrical products,
                                                                                         tools and hardware),
                                                                                         and is a member of the
                                                                                         audit committee of
                                                                                         Northern Border
                                                                                         Partners, L.P.
                                                                                         (energy); Director
                                                                                         until 2002, Pennzoil
                                                                                         Quaker State Company
                                                                                         (oil and gas).

                                    INTERESTED TRUSTEES

CHARLES R. SCHWAB 3  Chairman and       Chairman and       Chairman, Chief               Director, Siebel
                     Trustee            Trustee of         Executive Officer             Systems (a

----------
3 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation. Mr. Schwab is an Interested Trustees because he is an officer and employee of Schwab and/or the adviser.

July 29, 1937                           Schwab Capital     and Director, The             software company) and Xign,
                                        Trust since 1993.  Charles Schwab                Inc. (a developer of
                                                           Corporation,                  electronic payment
                                                           Charles Schwab &              systems); Trustee,
                                                           Co., Inc.;                    Stanford University,
                                                           Chairman and                  since 1993; Director,
                                                           Director, Charles             TrustMark, Inc.;
                                                           Schwab Investment             Director, The Gap,
                                                           Management, Inc.;             Inc. (clothing
                                                           Chairman, Charles             retailer), until May
                                                           Schwab Holdings               2004; Director, The
                                                           (UK); Chief                   Charles Schwab Trust
                                                           Executive Officer             Company, until July
                                                           and Director,                 2001; Director,
                                                           Schwab Holdings,              Audiobase, Inc.
                                                           Inc.; Chairman and            (full-service audio
                                                           Chief Executive               solutions for the
                                                           Officer, Schwab               Internet), until March
                                                           (SIS) Holdings,               2002; Director,
                                                           Inc. I, Schwab                Vodaphone AirTouch PLC
                                                           International                 (a telecommunications
                                                           Holdings, Inc.;               company) until May
                                                           Director, U.S.                2002.
                                                           Trust Corporation,
                                                           United States
                                                           Trust Company of
                                                           New York; Co-Chief
                                                           Executive Officer
                                                           until May 2003,
                                                           The Charles Schwab
                                                           Corporation.

                                    OFFICERS

EVELYN DILSAVER      President and      Officer of         Executive Vice
May 4, 1955          Chief              Schwab Capital     President and
                     Executive          Trust since 2004.  President, Charles
                     Officer                               Schwab Investment
                                                           Management, Inc.
                                                           From June 2003 to
                                                           July 2004, Ms.
                                                           Dilsaver was
                                                           Senior Vice
                                                           President of the
                                                           Asset Management
                                                           Products and
                                                           Services
                                                           Enterprise, with
                                                           responsibility for
                                                           product
                                                           development and
                                                           distribution.
                                                           Prior to this, Ms.
                                                           Dilsaver was
                                                           Executive Vice
                                                           President of U.S.
                                                           Trust, a
                                                           subsidiary of The
                                                           Charles Schwab
                                                           Corporation, as
                                                           their chief
                                                           financial officer
                                                           and chief
                                                           administrative
                                                           officer.

STEPHEN B. WARD      Senior Vice        Officer of         Director, Senior
April 5, 1955        President and      Schwab Capital     Vice President and
                     Chief              Trust since 1991.  Chief Investment
                     Investment                            Officer, Charles
                     Officer.                              Schwab Investment
                                                           Management, Inc.;
                                                           Chief Investment
                                                           Officer, The
                                                           Charles Schwab
                                                           Trust Company.

GEORGE PEREIRA       Treasurer and      Officer of         From December 1999
June 9, 1964         Principal          Schwab Capital     to November 2004,
                     Financial          Trust since 2004.  Mr. Pereira was
                     Officer                               Sr. Vice
                                                           President,
                                                           Financial
                                                           Reporting, Charles
                                                           Schwab & Co.,
                                                           Inc. From
                                                           September 1999 to
                                                           December 1999, Mr.
                                                           Pereira was Chief
                                                           Financial Officer,
                                                           Commerzbank
                                                           Capital Markets.
                                                           Prior to September
                                                           1999, Mr. Pereira
                                                           was Managing
                                                           Director at the
                                                           New York Stock
                                                           Exchange.

KOJI E. FELTON       Secretary          Officer of         Senior Vice
March 13, 1961                          Schwab Capital     President, Chief
                                        Trust since 1998.  Counsel and
                                                           Assistant
                                                           Corporate
                                                           Secretary, Charles
                                                           Schwab Investment
                                                           Management, Inc.

RANDALL FILLMORE     Chief              Officer of         Senior Vice
November 11, 1960    Compliance         Schwab Capital     President,
                     Officer            Trust since 2002.  Institutional
                                                           Compliance and
                                                           Chief Compliance
                                                           Officer, Charles
                                                           Schwab Investment
                                                           Management, Inc.
                                                           From 2002 to 2003,
                                                           Mr. Fillmore was
                                                           Vice President,
                                                           Charles Schwab &
                                                           Co. and Charles
                                                           Schwab Investment
                                                           Management, Inc.
                                                           From 2000 to 2002,
                                                           Mr. Fillmore was
                                                           Vice President of
                                                           Internal Audit,
                                                           Charles Schwab &
                                                           Co. Prior to
                                                           2000, Mr. Fillmore
                                                           was with
                                                           PricewaterhouseCoopers
                                                           LLP.

KIMON P. DAIFOTIS    Senior Vice        Officer of         Senior Vice
July 10, 1959        President and      Schwab Capital     President and
                     Chief              Trust since 2004.  Chief Investment
                     Investment                            Officer -- Fixed
                     Officer.                              Income, Charles
                                                           Schwab Investment
                                                           Management, Inc.
                                                           Prior to 2004, Mr.
                                                           Daifotis was Vice
                                                           President and Sr.
                                                           Portfolio Manager,
                                                           Charles Schwab
                                                           Investment
                                                           Management, Inc.

JEFFREY M. MORTIMER  Senior Vice        Officer of         Senior Vice
September 29, 1963   President and      Schwab Capital     President and
                     Chief              Trust since 2004.  Chief Investment
                     Investment                            Officer --
                     Officer.                              Equities, Charles
                                                           Schwab Investment
                                                           Management, Inc.
                                                           Prior to 2004, Mr.
                                                           Mortimer was Vice
                                                           President and Sr.
                                                           Portfolio Manager,
                                                           Charles Schwab
                                                           Investment
                                                           Management, Inc.

The continuation of the funds' investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the August 31, 2004 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM. At the May 13, 2004, based on the recommendation of CSIM, the trustees, including a majority of the Independent Trustees, unanimously approved the sub-advisory agreements between CSIM and each sub-adviser and the re-appointment of the sub-advisers to manage a portion of the assets of the funds.

In addition, at a special board meeting on October 1, 2004 and the November 16, 2004 board meeting, the Board of Trustees, including a majority of the Independent Trustees, approved sub-advisory agreements between CSIM and TCW Investment Management Company, and CSIM and Gardner Lewis Asset Management L.P., respectively, and appointed these sub-advisers to manage a portion of the assets of the funds.

The Board approved the advisory and sub-advisory agreements (the "Agreements") and approved the selection of CSIM as investment adviser to the funds based on its consideration and evaluation of a variety of specific factors presented at the various meetings, such as: (1) the nature and quality of the services provided to the funds under the Agreements; (2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided to the funds, the Board considered, among other things, personnel, experience, track record and compliance program. With respect to CSIM, the Board also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The Board also considered Schwab's excellent reputation as a full service firm and its overall financial condition. Finally the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and CSIM is in a unique position to better advance the interests of these investors within the larger Schwab organization.

Second, with respect to the funds' expenses under the Agreements, the Board considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The Board also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the Board considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The Board considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the Board considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The Board also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the Board reviewed management's profitability analyses with the assistance of independent accountants. The Board also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds.

In its deliberations, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending October 31, 2004. This information is for the fund complex, which included 61 funds as of October 31, 2004.

                                ($)
                             Aggregate
                            Compensation    Pension or
                             From the:      Retirement
                                             Benefits
                              Schwab        Accrued as              ($)
                              Capital      Part of Fund      Total Compensation
Name of Trustee                Trust         Expenses         from Fund Complex
-------------------------------------------------------------------------------
Charles R. Schwab                   0          N/A                       0
Mariann Byerwalter            $30,600          N/A                $203,324
Donald F. Dorward             $30,600          N/A                $161,100
William A. Hasler             $30,600          N/A                $203,324
Robert G. Holmes              $30,600          N/A                $161,100
Gerald B. Smith               $30,600          N/A                $161,100
Donald R. Stephens            $30,600          N/A                $161,100
Michael W. Wilsey             $29,500          N/A                $155,010

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following table provides each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the family of investment companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.

                                        Dollar Range of Trustee Ownership of the:
                              --------------------------------------------------------------       Aggregate Dollar
                              Laudus         Laudus         Laudus               Laudus            Range of Trustee
                               U.S.         Balanced       Small-Cap          International        Ownership In the
                              Market-       Market-         Market-              Market-              Family of
                              Masters       Masters         Masters              Masters              Investment
Name of Trustee               Fund TM       Fund TM         Fund TM              Fund TM              Companies
-------------------------------------------------------------------------------------------------------------------
Charles R. Schwab               None          None      $10,001-$50,000      $10,001-$50,000        Over $100,000
Mariann Byerwalter              None          None            None                 None             Over $100,000
Donald F. Dorward               None          None            None                 None             Over $100,000
William A. Hasler               None          None            None                 None             Over $100,000

                                        Dollar Range of Trustee Ownership of the:
                              --------------------------------------------------------------       Aggregate Dollar
                              Laudus        Laudus        Laudus                  Laudus           Range of Trustee
                              U.S.          Balanced      Small-Cap            International       Ownership In the
                              Market-       Market-       Market-                 Market-             Family of
Name of                       Masters       Masters       Masters                 Masters             Investment
Trustee                       Fund TM       Fund TM       Fund TM                 Fund TM             Companies
-------                       --------      --------      ---------            -------------       ----------------
Robert G. Holmes                None          None          None                    None            Over $100,000
Gerald B. Smith                 None          None          None                    None            Over $100,000
Donald R. Stephens              None          None          None                    None            Over $100,000
Michael W. Wilsey               None          None          None                    None            Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy

Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's current proxy voting policy guidelines.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

-     Tenure of the audit firm

- Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

-     Length of the rotation period advocated in the proposal

-     Significant audit-related issues

-     Number of audit committee meetings held each year

-     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

- Insiders and affiliated outsiders on boards that are not at least majority independent

- Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

- Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

- Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

- Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

- The plan expressly permits repricing of underwater options without shareholder approval; or

- There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

- The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

- Stock ownership guidelines (a minimum of three times the annual cash retainer)

- Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

-     Balanced mix between cash and equity

-     Non-employee directors should not receive retirement benefits/perquisites

-     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation

-     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

-     Broad-based participation

- Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

- No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      - Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

-     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

- AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

- CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

The Trust is required to disclose annually the fund's complete proxy voting record on Form N-PX. The funds' proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. The funds' Form N-PX is also available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 3, 2005, the officers and trustees of the trust, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of any class of each fund.

As of February 3, 2005, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:

SCHWAB U.S. MARKETMASTERS -- SELECT SHARES

Tinniam A. Balasubramaniam        184 Algonquin Trl                    9.99%
                                  Ashland, MA 01721

Barbara Brothers                  416 N. Ontare Road                   5.73%
                                  Santa Barbara, CA 93105

Bess Talbert Erbe                 P.O. Box 8925                        6.70
                                  Fountain Valley, CA 92728

Kelly D. Wright                   973 E. Snowcreek Dr.                 7.26
                                  Layton, UT 84040

Steven J. Sklar                   2000 Broadway                        5.23
                                  New York, NY 10023

Sharon Sarvey Flaherty            3721 Faulkner Dr. Apt. 212           5.19%
                                  Lincoln, NE 68516


SCHWAB SMALL-CAP MARKETMASTERS -- SELECT SHARES

Gerald D. Kennett                 7455 W. Manitoba Dr.                10.94%
                                  Palos Heights, IL 60463

William L. Oxley                  202 N. 23rd Street                   6.79%
                                  Terre Haute, IN 47807

Tommy G Wardlow                   2304 Platinum Dr                     5.54%
                                  Sun City Center, FL 33573

Chester M Winebright              5044 Avenida Del Sol                 5.52%
                                  Laguna Woods, CA 92653


SCHWAB BALANCED MARKETMASTERS -- SELECT SHARES

Daniel J Aguiar & Terry A Aguiar  6 Sargent Ln                         8.05%
                                  Atherton, CA 94027

                                  317 N Somerset Ave                   6.03%
John R. McLaughlin                Ventnor City, NJ 08406

Rosalyn S. Robinson               P.O. Box 1394                        5.82%
                                  Alto, New Mexico 88312

                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

Each of the Laudus MarketMasters Funds TM is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of each fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also may manage a portion of the funds' assets including its cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.

The following are the sub-advisers for the funds.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was organized as a Delaware corporation in 1958 and is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"). J.P. Morgan Chase owns approximately 44% of ACC. Due to ACC's dual class voting stock structure, the subsidiary of J.P. Morgan Chase that owns the ACC stock is entitled to only 8.71% of the voting power of ACC. American Century's and ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was established as a Delaware limited partnership in 1994. Artisan Investment Corporation is the general partner of Artisan Partners. Artisan Partners' and Artisan Investment Corporation's principal offices are located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202-5402.

GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and the Laudus Balanced MarketMasters Fund. Gardner Lewis was established as a Delaware corporation in 1990, converted to Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer, and John L. Lewis, IV, President, are control persons by ownership of Gardner Lewis. Gardner Lewis' principal office is located at 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and the Laudus International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of IXIS Asset Management North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. IXIS Asset Management North America, L.P.'s principal office is located at 399 Bolyston Street, Boston, Massachusetts 02116.

JANUS CAPITAL MANAGEMENT LLC ("JANUS") serves as a sub-adviser to the Laudus Balanced MarketMasters Fund. It is organized as a Delaware limited liability company and was founded in 1969. Janus is a majority-owned subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company whose subsidiaries are engaged in financial services. Janus' and JCG's principal offices are located at 151 Detroit Street, Denver, CO 80206. Janus may delegate certain investment management responsibilities to Perkins, Wolf, McDonnell and Company, LLC (see below). Janus owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as a sub-adviser to the Laudus Balanced MarketMasters Fund. It is a Delaware limited liability company, and was founded in 1971. It is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG, a European-based, multi-national insurance and financial services holding company is the indirect majority owner of ADAM L.P., and Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO's principal office is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. ADAM LP's principal office is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC (FORMERLY PERKINS, WOLF, MCDONNELL AND CO.)("PERKINS") serves as a sub-adviser to the Laudus Balanced MarketMasters Fund. Perkins was founded in 1980. As discussed above, Janus may delegate certain of its investment management responsibilities to Perkins. Perkins' principal office is located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

TAMRO CAPITAL PARTNERS, LLC ("TAMRO") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Delaware limited liability company in 2000 and is a wholly-owned subsidiary of ABN AMRO Asset Management, Inc. TAMRO's principal office is located at 1660 Duke Street, Suite 200, Alexandria, Virginia 22314. ABN AMRO Asset Management's principal offices are located at 161 N. Clark Street, Chicago, Illinois 60601.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund, Laudus Balanced MarketMasters Fund and Laudus Small-Cap MarketMasters Fund. It was organized as a California based corporation in 1987. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") is the majority owner of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TCW's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 2, Place de la Coupole 92078 Paris - La Defense Cedex, France.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982.

Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 40 W 57th Street, New York, New York 10019.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Kentucky limited liability company in 1998. ABN AMRO North America Holding Company owns 40% of Veredus. ABN AMRO North America Holding Company is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was founded in 1935 and became a Delaware limited liability company in 1996. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

LAUDUS U.S. MARKETMASTERS FUND TM

For its advisory and administrative services to the Laudus U.S. MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.925% of the fund's average daily net assets not in excess of $500 million, 0.920% of such net assets in excess of $500 million and less than $1 billion, and 0.910% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to February 28, 2005, for its advisory and administrative services to the Laudus U.S. MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.00% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Laudus U.S. MarketMasters Fund (formerly the Schwab U.S. MarketMasters Fund and the Schwab MarketManager Growth Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus U.S. MarketMasters Fund paid net investment advisory fees of $1,613,000, $1,167,000 and $911,000, respectively (gross fees were reduced by $267,000, $235,000 and $229,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $941,000, $730,000 and $279,000, respectively.

Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.25% and 1.07%, respectively, through February 28, 2006.

LAUDUS BALANCED MARKETMASTERS FUND TM

For its advisory and administrative services to the Laudus Balanced MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.775% of the fund's average daily net assets not in excess of $500 million, 0.750% of such net assets in excess of $500 million and less than $1 billion, and 0.725% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to February 28, 2005, for its advisory and administrative services to the Laudus Balanced MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Laudus Balanced MarketMasters Fund (formerly the Schwab Balanced MarketMasters Fund and the Schwab MarketManager Balanced Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus Balanced MarketMasters Fund paid net investment advisory fees of $799,000, $621,000 and $554,000, respectively (gross fees were reduced by $273,000, $226,000 and $174,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $502,000, $400,000 and $156,000, respectively.

Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through February 28, 2006.

LAUDUS SMALL-CAP MARKETMASTERS FUND TM

For its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.170% of the fund's average daily net assets not in excess of $500 million, 1.130% of such net assets in excess of $500 million and less than 1 billion, and 1.070% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to February 28, 2005, for its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.30% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Laudus Small-Cap MarketMasters Fund (formerly the Schwab Small-Cap MarketMasters Fund and the Schwab MarketManager Small Cap Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus Small-Cap MarketMasters Fund paid net investment advisory fees of $1,435,000, $949,000 and $668,000, respectively (gross fees were reduced by $299,000, $228,000 and $208,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $924,000, $684,000 and $269,000, respectively.

Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.55% and 1.37%, respectively, through February 28, 2006.

LAUDUS INTERNATIONAL MARKETMASTERS FUND

For its advisory and administrative services to the Laudus International MarketMasters Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 1.290% of the fund's average daily net assets not in excess of $500 million, 1.275% of such net assets in excess of $500 million and less than $1 billion, and 1.250% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.

Prior to February 28, 2005, for its advisory and administrative services to the Laudus International MarketMasters Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.40% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.

Prior to June 3, 2002, for its advisory and administrative services to the Laudus International MarketMasters Fund TM (formerly the Schwab International MarketMasters Fund TM and the Schwab MarketManager International Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million.

For the fiscal years ended October 31, 2004, 2003 and 2002, the Laudus International MarketMasters Fund paid net investment advisory fees of $5,510,000, $2,551,000 and $1,621,000, respectively (gross fees were reduced by $1,155,000, $596,000 and $335,000, respectively).

For the fiscal years ended October 31, 2004, 2003 and 2002, the investment adviser paid to the sub-advisers investment advisory fees of $3,103,000, $1,505,000 and $555,000, respectively.

Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.65% and 1.47%, respectively, through February 28, 2006.

The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund or by each share class, in the amount of 0.05% of each fund's or each share class' average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from the fund or by each share class, in the amount of 0.20% of the Investor Shares' and 0.15% of the Select Shares(R)' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 880 Tinicum Blvd, Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                               PORTFOLIO MANAGERS

CSIM IS RESPONSIBLE FOR MONITORING AND COORDINATING THE OVERALL MANAGEMENT OF EACH OF THE MARKETMASTERS FUNDS (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").

OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2004.

                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL
                               INFORMATION)                OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                     -------------------------------       --------------------------------     ----------------------------
                      NUMBER OF                           NUMBER OF                            NUMBER OF
NAME                  ACCOUNTS         TOTAL ASSETS       ACCOUNTS            TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS
----                 ----------       -------------       ---------           ------------     ---------       -------------
Jeffrey Mortimer          21          $21.4 Billion           0                    --             1655         $286 Million
Kimberly Formon            4             $1 Billion           0                    --               0                --

CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the Portfolio Managers' management of Other Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the Funds. Because of their positions with the Funds, the Portfolio Managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Accounts they manage and to the possible detriment of a Fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a Fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over a Fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Account securities that differ in identity or quantity from securities bought for a Fund or refrain from purchasing securities for an Other Account that they are otherwise buying for a Fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a Fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the Funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion.

The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.

-     Fund Investment Performance

      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

      - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance.

      - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error relative to its peer group on a calendar year-to-date basis.

      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-     Schwab Corporate Performance

      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.

OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the Funds, as of December 31, 2004. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER  FUND                                    DOLLAR RANGE OF FUND SHARES
-----------------  ----------------------------------      ---------------------------
Jeffrey Mortimer   Laudus U.S. MarketMasters               $10,001-$50,000
                   Laudus Balanced MarketMasters           $50,001-$100,000
                   Laudus Small-Cap MarketMasters          $10,001-$50,000
                   Laudus International MarketMasters      $10,001-$50,000
Kimberly Formon    Laudus U.S. MarketMasters               $1-$10,000
                   Laudus Balanced MarketMasters           $1-$10,000
                   Laudus Small-Cap MarketMasters          $1-$10,000
                   Laudus International MarketMasters      $1-$10,000

                    SUB-ADVISER PORTFOLIO MANAGER DISCLOSURE

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table. These accounts do not have an advisory fee based on the performance of the account. The information below is provided as of October 31, 2004.

                                                                                                      OTHER ACCOUNTS
                       REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES       (E.G., SEPARATE ACCOUNTS
                    (E.G., OTHER AMERICAN CENTURY FUNDS   (E.G., COMMINGLED TRUSTS AND 529        AND CORPORATE ACCOUNTS
                           AND AMERICAN CENTURY --                  EDUCATION                INCLUDING INCUBATION STRATEGIES,
                            SUB-ADVISED FUNDS)               SAVINGS PLAN ACCOUNTS)                  CORPORATE MONEY)
                    -----------------------------------   --------------------------------   --------------------------------
                     NUMBER OF                             NUMBER OF                         NUMBER OF
NAME                 ACCOUNTS            TOTAL ASSETS      ACCOUNTS           TOTAL ASSETS   ACCOUNTS          TOTAL ASSETS
----                ----------           --------------   ----------          ------------   ---------        ---------------
Federico Laffan          1               $176.9 Million       0                    --             3           $113.9 Million
Lynn Schroeder           1               $176.9 Million       0                    --             3           $113.9 Million

CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Fund. The starting point for the custom peer group of its policy portfolio is the Lipper International Small-Cap Funds, excluding Value, and its market benchmark for compensation purposes is the Citigroup EMI Growth World ex US Index.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF FUND SHARES. The portfolio managers did not own any shares of the Fund as of October 31, 2004, the fund's most recent fiscal year end. The Fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. The following table lists the numbers and types of accounts (other than the Fund) advised or sub-advised by Artisan Partners and assets under management in those accounts as of December 31, 2004:

                      REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                           NUMBER OF
NAME                   ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS

Mark Yockey                7           $13.1 Billion           1          $246.1 Million          44          $9.2 Billion

The following table lists the numbers and types of accounts advised or sub-advised by Artisan Partners and assets under management in those accounts as of December 31, 2004, with respect to which all or a portion of the advisory fee received by Artisan Partners is based on the performance of the account:

                      REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                           NUMBER OF
NAME                   ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS

Mark Yockey                1           $334.2 Million          0               --                  3          $810.6 Million

CONFLICTS OF INTEREST. Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the
Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan Partners.

Artisan Partners' goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

COMPENSATION. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients.

Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm.

OWNERSHIP OF FUND SHARES. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2004.

GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS BALANCED MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers (working as a team) are responsible for the day-to-day management of certain accounts, including the Funds, as listed below, as of December 31, 20004.

                      REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                           NUMBER OF
NAME                   ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS

W. Whitfield               6           $555 Million            5          $215 Million            434         $2.78 Billion
Gardner & John L.
Lewis, IV

Accounts where compensation is based upon account performance:

                      REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                           NUMBER OF
NAME                   ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS

W. Whitfield             0                  --                 4          $211 Million              9         $304 Million
Gardner & John L.
Lewis, IV

CONFLICTS OF INTEREST. Mr. Gardner's and Mr. Lewis's management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Gardner Lewis does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Gardner Lewis believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing, and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds. However, Gardner Lewis has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available.

Investment Opportunities. Gardner Lewis provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Gardner Lewis may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Gardner Lewis with regard to other client accounts where the Gardner Lewis is paid based on a percentage of assets in that the Gardner Lewis may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client accounts where they might share in investment gains. The Gardner Lewis has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

COMPENSATION. The portfolio managers are principals of Gardner Lewis and their compensation varies with the general success of Gardner Lewis as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall profitability of Gardner Lewis for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Funds' performance or asset level.

OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of December 31, 2004. There are no accounts with respect to which the advisory fee is based on the performance of the account.

LAUDUS U.S. MARKETMASTERS FUND: Robert M. Levy and William C. Nygren

AUDUS INTERNATIONAL MARKETMASTERS FUND: David G. Herro and Chad M. Clark

                        REGISTERED INVESTMENT
                          COMPANIES (THESE
                         AMOUNTS INCLUDE THE
                    LAUDUS U.S. AND INTERNATIONAL
                         MARKETMASTERS FUNDS)        OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS

                    NUMBER OF                          NUMBER OF                        NUMBER OF
NAME                ACCOUNTS         TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS

Robert M. Levy              5        $1.2 Billion             0             --                589*     $2.5 Billion
William C. Nygren           8       $15.4 Billion             2       $359.6 Million            0           --
David G. Herro              8        $7.6 Billion             3         $3.7 Billion           11      $3.2 Billion
Chad M. Clark               3        $273 Million             0             --                  3      $1.9 Billion

----------

* This number includes approximately 400 accounts that are managed pursuant to a "model portfolio" and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds' accounts and other accounts managed by the Portfolio Managers, including affiliated client accounts, accounts in which the Portfolio Managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities. Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris' policy to allocate investment opportunities to each client, including the Funds, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations. When Harris believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris' traders will allocate securities among the accounts participating in the order, and "product accounts" (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Funds, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

COMPENSATION. Robert M. Levy and William C. Nygren are portfolio managers of the Laudus U.S. MarketMasters Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Laudus International MarketMasters Fund. Each of the portfolio managers is a partner of Harris, a sub-adviser to the Funds. The portfolio managers are compensated solely by the Harris.

Harris' compensation of investment professionals, including the managers of the Funds, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Funds is structured as follows:

      (1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

      (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

      (3) Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris' domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Funds' portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Funds or the assets in the Funds. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

In addition to their role as portfolio managers, Mr. Nygren, Mr. Herro and Mr. Clark are research analysts, and their compensation is also based on their contributions made to Harris in that role. The specific qualitative and quantitative factors considered in evaluating an analyst's contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.

In addition to the above factors, an individual's other contributions to Harris, such as a role in investment thought leadership and management of Harris, are taken into account in the compensation process.

OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.

JANUS CAPITAL MANAGEMENT LLC ("JANUS")/PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("PERKINS") SUB-ADVISES THE LAUDUS BALANCED MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2004.

                   REGISTERED INVESTMENT COMPANIES
                     (INCLUDES SERIES OF JANUS
                       INVESTMENT FUND, JANUS
                    ADVISER SERIES, JANUS ASPEN
                    SERIES, AND OTHER REGISTERED
                       INVESTMENT COMPANIES,             OTHER POOLED INVESTMENT             OTHER ACCOUNTS
                     INCLUDING FUNDS SUB-ADVISED        VEHICLES (INCLUDING OTHER     (WHETHER MANAGED IN A PERSONAL
                   BY JANUS CAPITAL MANAGEMENT LLC)       INVESTMENT COMPANIES)         OR PROFESSIONAL CAPACITY)

                   NUMBER OF                            NUMBER OF                     NUMBER OF
NAME               ACCOUNTS            TOTAL ASSETS     ACCOUNTS     TOTAL ASSETS     ACCOUNTS          TOTAL ASSETS

Tom Perkins                8           $5.5 Billion             0              --            57         $1.7 Billion
Robert Perkins             8           $5.5 Billion             0              --           215           $2 Billion
Jeffrey Kautz              5           $4.4 Billion             0              --            11         $181 Million

CONFLICTS OF INTEREST. The Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. The adviser may charge varying rates of advisory fees to these accounts and the portfolio managers may personally invest in some but not all of these accounts. Theoretically, these factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. However, these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, with exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings transferred in-kind when an account is opened, differences in cash flows and account sizes of each account, and similar factors.

COMPENSATION. For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC ("PWMLLC").

The portfolio managers, as part owners of PWMLLC, also receive compensation by virtue of their ownership interests in PWMLLC. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by PWMLLC for the benefit of its employees generally.

OWNERSHIP OF FUND SHARES. The portfolio managers do not own shares of the Fund.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") SUB-ADVISES THE LAUDUS BALANCED MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. The portfolio manager is responsible for the day-to-day management of certain accounts, as listed below. The information below is provided as of December 31, 2004.

                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL
                              INFORMATION)                OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                     NUMBER OF                            NUMBER OF                           NUMBER OF
NAME                 ACCOUNTS          TOTAL ASSETS       ACCOUNTS            TOTAL ASSETS    ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Chris Dialynas             9           $2.3 Billion           14              $5.9 Billion        94         $ 38.3 Billion

Accounts where compensation is based upon account performance:

                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL
                              INFORMATION)                OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                     NUMBER OF                            NUMBER OF                           NUMBER OF
NAME                 ACCOUNTS           TOTAL ASSETS      ACCOUNTS            TOTAL ASSETS    ACCOUNTS       TOTAL ASSETS
----                 ---------          ------------      --------            ------------    --------       ------------
Chris Dialynas           0                   --               0                    --             12         $2.59 Billion

CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

COMPENSATION. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

      - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

      - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

      -     Amount and nature of assets managed by the portfolio manager;

      - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

      - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

      - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

      -     Contributions to asset retention, gathering and client satisfaction;

      -     Contributions to mentoring, coaching and/or supervising; and

      -     Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF FUND SHARES. As of December 31, 2004, the portfolio manager did not beneficially own any shares of the Fund that he managed.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("PERKINS")

See Janus above.

TAMRO CAPITAL PARTNERS, LLC ("TAMRO") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. In addition to the Fund, the portfolio management investment team is responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of December 31, 2004). These accounts do not have an advisory fee based on the performance of the account.

                           REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                             (OTHER ABN AMRO/TAMRO FUNDS)             VEHICLES                    (SEPARATE ACCOUNTS)
                           NUMBER OF                           NUMBER OF                       NUMBER OF
NAME                       ACCOUNTS           TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS         ACCOUNTS        TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Philip D. Tasho, CFA           3            $169.5 Million       0             $0                 69          $81.7 Million
Warren M. Gump, CFA            3            $169.5 Million       0             $0                 69          $81.7 Million
Massimo Marolo                 3            $169.5 Million       0             $0                 69          $81.7 Million

CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts in the allocation of investment opportunities in a way that favors other accounts over the Fund; TAMRO has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing TAMRO client portfolios is organized according to the investment discipline. Investment disciplines are Small Cap, Large Cap Value, All Cap Value and Contrarian Value. When managing portfolios, the manager will generally purchase and sell securities across all portfolios that he manages in each investment discipline. TAMRO will aggregate orders to purchase or sell the same security for multiple accounts when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Some orders for certain client accounts may, by investment restriction or otherwise, not be available for aggregation. To the extent trades are aggregated, shares purchased or sold are generally allocated to the portfolios pro rata based on order size.

TAMRO does not believe that the conflicts, if any, are material or to the extent that any such conflicts are material TAMRO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

COMPENSATION. Philip Tasho's compensation is comprised of an annual base salary, plus a bonus based on short-term performance of all TAMRO accounts relative to their peer groups and revenues for accounts under management by TAMRO. Warren Gump and Massimo Marolo's compensation is comprised of an annual base salary, plus a bonus based on a combination of their overall job performance and TAMRO's performance during the year.

OWNERSHIP OF FUND SHARES. As of December 31, 2004, the members of the portfolio management investment team did not own any shares of the Fund.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND, THE LAUDUS BALANCED MARKETMASTERS FUND, AND THE LAUDUS SMALL-CAP MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of December 31, 2004).

                                                               OTHER POOLED INVESTMENT
                           REGISTERED INVESTMENT COMPANIES            VEHICLES                      OTHER ACCOUNTS

                            NUMBER OF                         NUMBER OF                        NUMBER OF
NAME                        ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
Nicholas Galluccio              6          $2.1 Billion          10        $1.3 Billion           54          $3.6 Billion
Susan Suvall                    6          $2.1 Billion          10        $1.3 Billion           54          $3.6 Billion
Diane Jaffee                    4          $635 Million          11        $933 Million           47          $1.3 Billion
Matthew Spahn                   1           $56 Million           0            --                  0              --

Accounts where compensation is based upon account performance:

                                                               OTHER POOLED INVESTMENT
                            REGISTERED INVESTMENT COMPANIES            VEHICLES                     OTHER ACCOUNTS

                            NUMBER OF                         NUMBER OF                        NUMBER OF
NAME                        ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
Nicholas Galluccio              0               --               1          $8 Million            7           $259 Million
Susan Suvall                    0               --               1          $8 Million            7           $259 Million
Diane Jaffee                    0               --               2         $1.9 Billion           1           $500 Million
Matthew Spahn                   0               --               0             --                 0               --

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. The TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

COMPENSATION. Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of TCW and its affiliates (collectively, "TCW") and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Funds is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Funds; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the TCW as well.

OWNERSHIP OF FUND SHARES. The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the Funds.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. In addition to the Fund, William V. Fries is responsible for the day-to-day management of certain other accounts, as listed below, as of 10/31/2004. As of 10/31/2004, the amount of the advisory fee for each of the accounts listed below was not based on the investment performance of the accounts.

                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                    COMPANIES                      VEHICLES                      OTHER ACCOUNTS

                            NUMBER OF                      NUMBER OF        TOTAL          NUMBER OF          TOTAL
NAME                        ACCOUNTS     TOTAL ASSETS      ACCOUNTS        ASSETS          ACCOUNTS           ASSETS
William V. Fries               21        $4.8 Billion         11        $1.5 Billion          1483          $413 Million

CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

      - Allocating a favorable investment opportunity to one account but not another.

      - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

      - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

      - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the Fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

COMPENSATION. The compensation of William Fries includes an annual salary, annual bonus, and company-wide profit sharing. William Fries also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

OWNERSHIP OF FUND SHARES. William Fries does not own any shares of the Fund.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. As of October 31, 2004, in addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

                       REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                        NUMBER OF                          NUMBER OF                           NUMBER OF
NAME                    ACCOUNTS          TOTAL ASSETS     ACCOUNTS           TOTAL ASSETS     ACCOUNTS       TOTAL ASSETS
P. Drew Rankin             0                   0              1*              $9.9 MILLION        57          $514 MILLION

----------
* In addition to the standard investment advisory fee for managing this account, an incentive fee is payable based on the performance of the account if that performance raises the value of the account above a pre-determined threshold value.

CONFLICTS OF INTEREST. The portfolio manager manages multiple accounts, including the Fund, which has the potential for conflicts of interest. Potential conflicts of interest between accounts are addressed by Tocqueville through internal monitoring policies and procedures reasonable designed to manage or mitigate those conflicts.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his positions with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. Tocqueville has adopted policies and procedures it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and other accounts that may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. Tocqueville has adopted a "trade allocation and aggregation" policy that is designed to ensure that client accounts are treated fairly and equitably. Although trades are typically allocated based on order size, differences may exist based on a number of factors such as a client's investment objective or risk profile. The compliance officer reviews allocations periodically to attempt to ensure that all accounts are treated fairly.

Tocqueville has also adopted policies and procedures for managing multiple accounts ("Multiple Account Policies"). In addition to describing the allocation and aggregation policies, the

Multiple Account Policies describe additional activities that may involve conflicts in connection with managing multiple accounts and set forth certain procedures to address those conflicts. For example, the portfolio manager must inform the chief operating officer or the chief compliance officer whenever he is to engaging in short sales of securities for the Fund or other accounts. The chief compliance officer periodically reviews permitted short sales to attempt to ensure that no accounts are systematically favored over others.

It is the policy of Tocqueville to manage each account based on the client's investment objectives and related restrictions and, as discussed above, Tocqueville has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

COMPENSATION. Tocqueville Asset Management, L.P. ("Tocqueville") is one of several investment advisers to the Fund for which it is paid an advisory fee based on the value of the Fund assets under its management.

As of October 31, 2004, Tocqueville compensates the portfolio manager for the Fund with a base monthly payment and an annual bonus. In the case of the portfolio manager being responsible for managing multiple Tocqueville accounts, the method used to determine the compensation of the portfolio manager is the same for his management services on all accounts, including the Fund, where he is the primary investment adviser/portfolio manager.

The base compensation is calculated and paid on a monthly basis. It is based on the amount of all investment advisory fees collected by Tocqueville each month, in arrears, based on the value of the portfolio assets of accounts, including the Fund, for which the portfolio manager is the primary investment adviser/portfolio manager at Tocqueville. For one unrelated account managed by the portfolio manager, a portion of the fee paid to Tocqueville may be linked to performance. For that particular account, Tocqueville will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a pre-determined threshold. The portfolio manager is paid a percentage of all these fees and Tocqueville retains the balance. The percentage of fees to be paid the portfolio manager was mutually agreed to and established at the time the portfolio manager first joined Tocqueville.

The portfolio manager also receives a discretionary annual bonus that is determined by a number of factors. One of the primary components is the overall profitability of Tocqueville. Other factors include the expansion of the client account base and, the market environment for the period under review. Another component is the amount of Tocqueville revenue that was generated by the work and effort of the portfolio manager. Additional factors include the involvement of the portfolio manager in the investment management functions of Tocqueville; his role in the development of other investment professionals and his work relationship with support staff; and, his overall contribution to strategic planning and his input in decisions for the Tocqueville group of investment managers.

Upon retirement, the portfolio manager is entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by his clients who continue to be clients of Tocqueville subsequent to his retirement.

OWNERSHIP OF FUND SHARES. As of October 31, 2004 the portfolio manager did not own any Fund shares.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows (data shown below is as of December 31, 2004):

                           REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                 COMPANIES                       VEHICLES                      ALL OTHER ACCOUNTS

                         NUMBER OF                      NUMBER OF                        NUMBER OF
NAME                     ACCOUNTS     TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS       ACCOUNTS         TOTAL ASSETS

B. Anthony Weber             3        $745 Million         1          $76 Million           36             $1 Billion
Charles P. McCurdy, Jr.      3        $745 Million         1          $76 Million           36             $1 Billion
Charles F. Mercer, Jr.       3        $745 Million         1          $76 Million           36             $1 Billion

CONFLICTS OF INTEREST. The management of other accounts may give rise to potential conflicts of interest in connection with management of the Fund's investments, on the one hand, and of the investments of the other accounts, on the other. The other accounts include Registered Investment Companies, a Hedge Fund, and Individually Managed Accounts (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. The Hedge Fund is an Investment Partnership open to qualified investors that charges a performance fee based on a percentage of profits earned in the individual capital accounts of the investors. Certain Individual Accounts also are charged a Fulcrum Fee based on the performance of the account against a selected benchmark. While the portfolio managers' management of the Other Accounts may give rise to potential conflicts of interest, to the extent any such conflicts are material, Veredus believes that it has designed and implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and the Other Accounts which, in theory, may allow portfolio managers to allocate investment opportunities in a way that favors Other Accounts over the Fund, which conflict of interest may be exacerbated to the extent that Veredus receives greater compensation from its management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is Veredus' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Veredus has implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time in a manner consistent with each account's investment objectives and related restrictions. As a result, the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund or refrain from purchasing securities for an Other Account that they are otherwise buying for the Fund.

COMPENSATION. Veredus compensates each portfolio manager for his management of the Fund. Each portfolio manager is a member of Veredus; therefore all portfolio managers share in the overall profits of company. The individual share of profits is based on a formula set forth in the Operating Agreement, based on membership interest. Each manager also receives an annual fixed guaranteed payment in addition to member profits. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

OWNERSHIP OF FUND SHARES. As of the end of the Fund's most recently completed fiscal year, the portfolio manager did not beneficially own any Fund shares.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").

OTHER ACCOUNTS. W. George Greig, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund, other registered investment companies, other pooled investment vehicles and other advisory accounts. As of October 31, 2004, the date of the Fund's most recent fiscal year end, information on these other accounts is as follows:

                                                         OTHER POOLED INVESTMENT
                      REGISTERED INVESTMENT COMPANIES            VEHICLES                      ALL OTHER ACCOUNTS

                        NUMBER OF                       NUMBER OF                        NUMBER OF
NAME                    ACCOUNTS      TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS       ACCOUNTS         TOTAL ASSETS
W. George Greig            7          $5.5 Billion         6         $697.9 Million         34            $2.4 Billion

CONFLICTS OF INTEREST. Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of October 31, 2004 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

OWNERSHIP OF FUND SHARES. As of October 31, 2004, the portfolio manager did not own any shares of the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The Laudus U.S. MarketMasters Fund's TM (formerly the Schwab U.S. MarketMasters Fund TM and the Schwab MarketManager Growth Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 72% and 97%, respectively.

The Laudus Balanced MarketMasters Fund's TM (formerly the Schwab Balanced MarketMasters Fund TM and the Schwab MarketManager Balanced Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 242% and 256%, respectively.

The Laudus Small-Cap MarketMasters Fund's TM (formerly the Schwab Small-Cap MarketMasters Fund TM and the Schwab MarketManager Small Cap Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 140% and 94%, respectively.

The Laudus International MarketMasters Fund's TM (formerly the Schwab International MarketMasters Fund TM and the Schwab MarketManager International Portfolio) turnover rates for the fiscal years ended October 31, 2004 and 2003, were 69% and 99%, respectively.

                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide on the website monthly information regarding certain attributes of a fund's portfolio, such as a fund's sector weightings, portfolio composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the funds' portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

In addition, the funds' service providers including, without limitation, the sub-advisers, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information in connection with the services they perform for the funds.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

                             PORTFOLIO TRANSACTIONS

The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.

The investment adviser and sub-advisers seek to obtain the best execution for the funds' portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to

"market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in a fund's best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser and sub-advisers may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser and sub-advisers may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             BROKERAGE COMMISSIONS

The Laudus U.S. MarketMasters Fund TM paid brokerage commissions of $401,190, $446,747 and $397,906 for fiscal years ended October 31, 2004, 2003 and 2002, respectively.

The Laudus Balanced MarketMasters Fund TM paid brokerage commissions of $198,118, $160,153 and $138,911 for fiscal years ended October 31, 2004, 2003 and 2002, respectively.

The Laudus Small-Cap MarketMasters Fund TM paid brokerage commissions of $663,931, $708,009 and $671,348 for fiscal years ended October 31, 2004, 2003 and 2002, respectively.

The Laudus International MarketMasters Fund TM paid brokerage commissions of $2,041,448, $1,142,041 and $997,384 for fiscal years ended October 31, 2004,
2003 and 2002, respectively.

                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2004, certain of the funds purchased securities issued by the following regular broker-dealers:

LAUDUS U.S. MARKETMASTERS FUND

                                                  Value of Fund's Holdings as of
       Regular Broker-Dealer                             October 31, 2004
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                         $2,459,000
Goldman Sachs Group, Inc.                                      $753,000

LAUDUS BALANCED MARKETMASTERS FUND


                                                  Value of Fund's Holdings as of
       Regular Broker-Dealer                             October 31, 2004
--------------------------------------------------------------------------------
Citigroup, Inc.                                              $2,265,000
Goldman Sachs Group, Inc.                                      $762,000
JPMorgan Chase & Co.                                           $481,000
Barclays Bank Plc                                              $399,000
Merrill Lynch & Co., Inc.                                      $294,000

LAUDUS INTERNATIONAL MARKETMASTERS FUND

                                                  Value of Fund's Holdings as of
       Regular Broker-Dealer                             October 31, 2004
--------------------------------------------------------------------------------
HSBC Holdings PLC                                            $2,844,000
Daiwa Securities Group, Inc.                                 $1,077,000

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

          PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2005:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent no later than the close of the NYSE's trading session will be executed that day at the funds' (or class') share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, the Laudus MarketMasters Funds TM reserve the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the funds' officers determine that such a waiver is in the best interests of the fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds' policies regarding "market timing" is included in the funds' prospectus.

Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

                         EXCHANGING SHARES OF THE FUNDS

An exchange order involves the redemption of all or a portion of the shares of one SchwabFund, including Laudus MarketMasters Funds TM and the simultaneous purchase of shares of another SchwabFund, including another Laudus MarketMasters Funds. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Also, exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                       DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                               PRICING OF SHARES

Each business day, each fund or share class calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund.

The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                     FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than

60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the funds receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Laudus International MarketMasters
Fund TM, will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.

The funds may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the funds do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the funds may be required to distribute amounts in excess of realized income and gains. To the extent that the funds do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to funds' shareholders. Therefore, the payment of this tax would reduce the funds' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                  APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                     BONDS

                           MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                         STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                  FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                          DOMINION BOND RATING SERVICE

Bond and Long Term Debt Rating Scale

As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA: Highest Credit Quality
AA: Superior Credit Quality
A: Satisfactory Credit Quality

BBB: Adequate Credit Quality
BB: Speculative
B: Highly Speculative

CCC: Very Highly Speculative
CC: Very Highly Speculative
C: Very Highly Speculative

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" This category indicates Bonds in default of either interest or principal.

("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

               COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE

Dominion Bond Rating Service

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

R-1: Prime Credit Quality

R-2: Adequate Credit Quality

R-3: Speculative

All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

             SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                           MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                         STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                  FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                           MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                         STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                  FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.